[CONFORMED COPY]





                       GREELEY GAS COMPANY



                                TO



                      CENTRAL BANK OF DENVER

          (Formerly The Central Bank and Trust Company)




                             TRUSTEE






                  SEVENTH SUPPLEMENTAL INDENTURE


                   Dated as of October 1, 1983








       Supplementing and Amending Indenture of Mortgage and
       Deed of Trust dated as of March 1, 1957 and creating



   First Mortgage Bonds, 12-3/4% Series F, Due November 1, 1991
     First Mortgage Bonds, 13% Series G, Due November 1, 1995





                        TABLE OF CONTENTS

Section                      Heading                          Page

Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Recitals  . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


                           ARTICLE ONE

                       Mortgage of Property

Section l.01  . . . . . . . . . . . . . . . . . . . . . . . . . 2


                           ARTICLE TWO

      Series F and G Bonds and Provisions Applicable Thereto

Section 2.01.  Series F Bonds   . . . . . . . . . . . . . . . . 2
Section 2.02.  Series G Bonds   . . . . . . . . . . . . . . . . 3
Section 2.03.  Restriction on Refunding of Series F and
                 Series G Bonds   . . . . . . . . . . . . . . . 4
Section 2.04.  Provisions Generally Applicable to Sinking
                 Funds for Bonds of Series F and G  . . . . . . 4
Section 2.05.  Place and Form of Payment on Bonds of
                 Series F and G   . . . . . . . . . . . . . . . 5
Section 2.06.  Restriction on Dividends and Stock
                 Purchases  . . . . . . . . . . . . . . . . . . 5
Section 2.07.  Authentication of Series F and
                 Series G Bonds   . . . . . . . . . . . . . . . 6


                          ARTICLE THREE

                      Amendment of Indenture

Section 3.01.  Amendment of Original Indenture as Heretofore
                 Amended  . . . . . . . . . . . . . . . . . . . 6


                           ARTICLE FOUR

                 General Provisions to the Bonds

Section 4.01.  General Designation, Form, Registration and
                 Limitation in Amount of Bonds  . . . . . . . . 7
Section 4.02.  Execution of Bonds   . . . . . . . . . . . . . . 7
Section 4.03.  Number and Designation of Bonds  . . . . . . . . 7
Section 4.04.  Authentication and Delivery of Bonds by
                 Trustee  . . . . . . . . . . . . . . . . . . . 8
Section 4.05.  Bonds Issuable in Series; Terms of Bonds   . . . 8
Section 4.06.  Procedure for Creation of New Series of Bonds  . 8
Section 4.07.  Equal Security of Bonds  . . . . . . . . . . . . 9
Section 4.08.  Date of Bonds and Interest   . . . . . . . . . . 9






Section 4.09.  Bond Register, Registrar and Transfer
                 Agent  . . . . . . . . . . . . . . . . . . . . 9
Section 4.10.  Transfer of Bonds; Charges Therefor;
                 Ownership of Bonds   . . . . . . . . . . . . . 9
Section 4.11.  Temporary Bonds  . . . . . . . . . . . . . . .  10
Section 4.12.  Replacement Bonds  . . . . . . . . . . . . . .  11
Section 4.13.  Effect of Replacement  . . . . . . . . . . . .  11
Section 4.14.  Disposition of Surrendered Bonds   . . . . . .  11


                           ARTICLE FIVE

                   Issuance of Additional Bonds

Section 5.01.  Issuance of Additional Bonds Based on
                 Net Bondable Property Additions  . . . . . .  12
Section 5.02.  Additional Bonds for Refunding   . . . . . . .  15
Section 5.03.  Additional Bonds Against Deposit of Cash   . .  17
Section 5.04.  Withdrawal of Deposited Cash   . . . . . . . .  17
Section 5.05.  Supplemental Indenture   . . . . . . . . . . .  18


                           ARTICLE SIX

                   Covenants of the Corporation

Section 6.01.  Payment  . . . . . . . . . . . . . . . . . . .  18
Section 6.02.  Taxes and Assessments  . . . . . . . . . . . .  19
Section 6.03.  Maintenance of Corporate Existence
                 and Rights; Compliance With Laws   . . . . .  19
Section 6.04.  Carry on Business and Maintain Property  . . .  19
Section 6.05.  Insurance  . . . . . . . . . . . . . . . . . .  20
Section 6.06.  Restrictions on Encumbrances   . . . . . . . .  21
Section 6.07.  Records of Account and Certificate   . . . . .  22
Section 6.08.  Certificate as to Compliance   . . . . . . . .  23
Section 6.09.  Warranty of Title and Further Assurances   . .  23
Section 6.10.  Paying Agents  . . . . . . . . . . . . . . . .  23
Section 6.11.  Payment of Certain Charges   . . . . . . . . .  24
Section 6.12.  Appointment of Successor Trustee   . . . . . .  25
Section 6.13.  Transactions with Affiliates   . . . . . . . .  26
Section 6.14.  Inspection of Mortgaged Properties   . . . . .  27


                          ARTICLE SEVEN

        Bondholder's Lists and Reports by the Corporation
                         and the Trustee

Section 7.01.  Corporation to Furnish Trustee and
                 Trustee to Preserve Lists of
                 Bondholders  . . . . . . . . . . . . . . . .  26
Section 7.02.  Transmittal of Information   . . . . . . . . .  27
Section 7.03.  Corporation's and Trustee's
                 Accountability for Disclosure  . . . . . . .  28







Section 7.04.  Reports to be filed With Trustee and
                 Commission   . . . . . . . . . . . . . . . .  28
Section 7.05.  Opinions of Counsel to be Filed With
                 Trustee  . . . . . . . . . . . . . . . . . .  29
Section 7.06.  Trustee's Reports to Bondholders   . . . . . .  29


                          ARTICLE EIGHT

   Remedies of the Trustee and Bondholders on Event of Default

Section 8.01.  Events of Default Defined;
                 Acceleration of Maturity; Rescission
                 and Annulment  . . . . . . . . . . . . . . .  31
Section 8.02.  Covenant to Make Payments upon Default   . . .  34
Section 8.03.  Remedies in Case of Default  . . . . . . . . .  34
Section 8.04.  Trustee's Powers   . . . . . . . . . . . . . .  36
Section 8.05.  Application of Moneys by Trustee   . . . . . .  37
Section 8.06.  Limitation on Suits; Preservation of
                 Rights to Payment and to Sue   . . . . . . .  38
Section 8.07.  Remedies Cumulative  . . . . . . . . . . . . .  39
Section 8.08.  Rights of Bondholders to Direct
                 Trustee; Waivers   . . . . . . . . . . . . .  39
Section 8.09.  Notice by Trustee of Defaults  . . . . . . . .  40
Section 8.10.  Costs of Suit  . . . . . . . . . . . . . . . .  40


                           ARTICLE NINE

                           The Trustee

Section 9.01.  Certain Duties and Responsibilities  . . . . .  41
Section 9.02.  Certain Rights of the Trustee  . . . . . . . .  42
Section 9.03.  Trustee Not Responsible for Certain
                 Matters  . . . . . . . . . . . . . . . . . .  43
Section 9.04.  Trustee's Relationship with Corporation  . . .  43
Section 9.05.  Trust Moneys   . . . . . . . . . . . . . . . .  43
Section 9.06.  Trustee's Compensation   . . . . . . . . . . .  43
Section 9.07.  Reliance on Officer's Certificates
                 by Trustee and Other Persons   . . . . . . .  44
Section 9.08.  Conflicting Interests of Trustee   . . . . . .  44
Section 9.09.  Corporate Trustee Required; Eligibility  . . .  50
Section 9.10.  Resignation and Removal of Trustee;
                 Appointment of Successor   . . . . . . . . .  51
Section 9.11.  Acceptance of Appointment by Successor   . . .  52
Section 9.12.  Successor to Trustee   . . . . . . . . . . . .  53
Section 9.13.  Trustee as Creditor of Corporation   . . . . .  53
Section 9.14.  Excluded Creditor Relationship   . . . . . . .  56
Section 9.15.  Particular Definitions   . . . . . . . . . . .  56
Section 9.16.  Separate or Co-Trustee, Powers   . . . . . . .  57











                           ARTICLE TEN

                    Concerning the Bondholders

Section 10.01. Evidence of Action   . . . . . . . . . . . . .  58
Section 10.02. Proof of Execution   . . . . . . . . . . . . .  59
Section 10.03. Effect of Actions by Holders of Bonds  . . . .  59


                          ARTICLE ELEVEN

                      Bondholders' Meetings

Section 11.01. Purposes   . . . . . . . . . . . . . . . . . .  60
Section 11.02. Manner of Calling Meetings   . . . . . . . . .  60
Section 11.03. Call of Meetings by Corporation or
                 Bondholders  . . . . . . . . . . . . . . . .  61
Section 11.04. Voting and Attending Meetings  . . . . . . . .  61
Section 11.05. Conduct of Meetings  . . . . . . . . . . . . .  61
Section 11.06. Voting and Records   . . . . . . . . . . . . .  62
Section 11.07. Effect of Call of Meeting  . . . . . . . . . .  62


                          ARTICLE TWELVE

                     Supplemental Indentures

Section 12.01. Supplemental Indentures Without Consent
                 of Bondholders   . . . . . . . . . . . . . .  63
Section 12.02. Modification of Indenture  . . . . . . . . . .  64
Section 12.03. Effect of Supplemental Indentures  . . . . . .  65
Section 12.04. Trust Indenture Act  . . . . . . . . . . . . .  65
Section 12.05. Notation of Changes on Bonds   . . . . . . . .  65
Section 12.06. Trustee's Reliance on Opinion of Counsel   . .  66


                         ARTICLE THIRTEEN

                 Consolidation, Merger, and Sale

Section 13.01. Consolidation, Mergers or Sales
                 Permitted on Certain Terms   . . . . . . . .  66
Section 13.02. Successor Corporation Substituted  . . . . . .  67


                         ARTICLE FOURTEEN

        Possession, Use and Release of Mortgaged Property

Section 14.01. Possession and Use of Mortgaged Property   . .  69
Section 14.02. Disposition of Mortgaged Property
                 Without Release  . . . . . . . . . . . . . .  69
Section 14.03. Release of Mortgaged Property  . . . . . . . .  70
Section 14.04. Eminent Domain and Other Governmental
                 Takings  . . . . . . . . . . . . . . . . . .  73






Section 14.05. Purchaser Protected  . . . . . . . . . . . . .  75
Section 14.06. Powers Exercisable Notwithstanding
                 Event of Default   . . . . . . . . . . . . .  75
Section 14.07. Powers Exercisable by Receiver or
                 Trustee  . . . . . . . . . . . . . . . . . .  75


                         ARTICLE FIFTEEN

                       Redemption of Bonds

Section 15.01. Redemption Price and Manner of Redemption  . .  76
Section 15.02. Selection of Bonds to be Redeemed  . . . . . .  76
Section 15.03. Notice of Redemption   . . . . . . . . . . . .  77
Section 15.04. Payment of Redemption Price  . . . . . . . . .  78
Section 15.05. Notation on Bond for Partial Redemption  . . .  78
Section 15.06. Cancellation of Bonds  . . . . . . . . . . . .  79


                         ARTICLE SIXTEEN

    Satisfaction and Discharge of Indenture; Unclaimed Moneys

Section 16.01. Satisfaction and Discharge of
                 Indenture  . .   . . . . . . . . . . . . . .  79
Section 16.02. Funds Deposited for Payment of Bonds   . . . .  80
Section 16.03. Moneys Held by Paying Agent  . . . . . . . . .  80
Section 16.04. Moneys Held by Trustee   . . . . . . . . . . .  80


                        ARTICLE SEVENTEEN

      Application, Investment and Withdrawal of Trust Moneys

Section 17.01. Trust Moneys Defined   . . . . . . . . . . . .  81
Section 17.02. Withdrawal on Basis of Bondable Property   . .  81
Section 17.03. Payment of Outstanding Bonds   . . . . . . . .  82
Section 17.04. Withdrawal of Insurance Proceeds   . . . . . .  83
Section 17.05. Powers Exercisable Notwithstanding
                 Event of Default   . . . . . . . . . . . . .  85
Section 17.06. Powers Exercisable by Trustee or
                 Receiver   . . . . . . . . . . . . . . . . .  85
Section 17.07. Disposition of Bonds Retired   . . . . . . . .  86
Section 17.08. Condemnation of All Mortgaged Property   . . .  86
Section 17.09. Investment of Trust Moneys   . . . . . . . . .  87


                         ARTICLE EIGHTEEN

               Immunity of Incorporators, Stockholders,
                 Officers, and Directors  . . . . . . . . . .  88










                         ARTICLE NINETEEN

                           Definitions

Section 19.01. General  . . . . . . . . . . . . . . . . . . .  89
Section 19.02. Specific Definitions   . . . . . . . . . . . .  89


                          ARTICLE TWENTY

                     Miscellaneous Provisions

Section 20.01. Certain Assignments of Bonds   . . . . . . . .  97
Section 20.02. Successors and Assigns   . . . . . . . . . . .  97
Section 20.03. Board and Other Action   . . . . . . . . . . .  97
Section 20.04. Surrender of Powers  . . . . . . . . . . . . .  97
Section 20.05. Service of Notices   . . . . . . . . . . . . .  98
Section 20.06. Colorado Law Applicable  . . . . . . . . . . .  98
Section 20.07. Certificates to Trustee  . . . . . . . . . . .  98
Section 20.08. Payments Coming Due on Saturday, Sunday
                 or Legal Holiday   . . . . . . . . . . . . .  99
Section 20.09. Trust Indenture Act  . . . . . . . . . . . . .  99
Section 20.10. Publication of Notice  . . . . . . . . . . . .  99
Section 20.11. Counterparts   . . . . . . . . . . . . . . . .  99
Section 20.12. Effect of Headings and Table of Contents   . .  99
Section 20.13. Acceptance of Trust by Trustee   . . . . . . .  99
Section 20.14. Separability of Provisions   . . . . . . . . .  99

Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . 100


Attachments:

Exhibit A -    Form of Registered Bond

Exhibit B -    Available Income Certificate

Schedule 1
to
Exhibit B -    Statement of Net Income Available
                 for Interest Charges

Exhibit C -    Bondable Additions Certificate


















               This is a SEVENTH SUPPLEMENTAL INDENTURE, dated as of October l, 1983, between GREELEY GAS COMPANY, a corporation organized and existing under the laws of the State of Colorado (the Corporation) having its principal place of business in Denver, Colorado, party of the first part, and CENTRAL BANK OF DENVER (formerly named The Central Bank and Trust Company), a banking corporation organized and existing under the laws of Colorado (the Trustee), as Trustee, party of the second part.


                         R E C I T A L S

               The background of this Seventh Supplemental
Indenture is:

               A.  The Corporation heretofore executed and
delivered to the Trustee its Indenture of Mortgage and Deed of Trust dated as of March 1, 1957 (the Original Indenture) to secure the payment of the principal of, premium, if any, and interest on, all Bonds at any time issued and outstanding there-under, and to establish and declare the terms and conditions upon which Bonds are to be issued and secured thereunder.

               B.  The Corporation thereafter executed and
delivered to the Trustee six Supplemental Indentures respectively dated as of November 1, 1957, October 1, 1959, March 1, 1961, June 1, 1965, March 1, 1973 and March 2, 1973 (the Original Indenture and all Supplemental Indentures being hereinafter sometimes collectively referred to as the Indenture), for the various purposes of creating and authorizing additional series of Bonds to be secured by the Indenture, conveying to the Trustee certain additional property, amending the Original Indenture and correcting the description of certain property.

               C. The Corporation proposes (1) to create and issue two additional series of bonds to be designated "First Mortgage Bonds, 12-3/4% Series F, due November 1, 1991," limited in aggregate principal amount to $2,500,000 (the Series F Bonds), and "First Mortgage Bonds, 13% Series G, due November 1, 1995," limited in aggregate principal amount to $2,500,000 (the Series G Bonds), (2) to mortgage and convey additional properties acquired or constructed by the Company since the date of the Original Indenture and (3) to amend the Original Indenture, as heretofore amended, as hereinafter set forth.

               D. The Corporation has obtained and filed with the Trustee the written consent of the holders of the requisite percentage of outstanding Bonds to the amendments herein con-tained. All acts and things necessary to make the Series F Bonds and the Series G Bonds, when executed by the Company and authen-ticated and delivered by the Trustee, the valid, binding and legal obligations of the Corporation, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Seventh
Supplemental Indenture and the issue of the Series F Bonds and the Series G Bonds have in all respects been duly authorized, and





the Corporation, in the exercise of the legal right and power vested in it, executes this Seventh Supplemental Indenture.

               NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar to the Corporation duly paid by the Trustee at or before the ensealing and delivery hereof and for other good and valuable considerations, the receipt whereof is hereby acknowledged, the Corporation hereby covenants to and with the Trustee and its successors in the trusts under the Indenture, for the equal and pro rata benefit of all present and future holders of all Bonds issued and to be issued under the Indenture, without any preference, priority or distinction whatsoever, as follows:

                           ARTICLE ONE

                       Mortgage of Property

            Section 1.01. The Corporation in order to better secure the principal of and interest (and premium, if any) on all Bonds of the Corporation at any time outstanding under the Inden-ture according to their tenor and effect and the performance of and compliance with the covenants and conditions in the Indenture contained, does hereby mortgage, assign, grant, bargain, sell and convey unto the Trustee, and to its successors in said trust, forever, all of the property, rights and franchises acquired or constructed by the Corporation since the date of the Original Indenture, except property of the character specifically excepted from the lien of the Original Indenture. In trust, nevertheless, for the same purposes and upon the same conditions as are set forth in the Original Indenture.


                           ARTICLE TWO

      Series F and G Bonds and Provisions Applicable Thereto

            Section 2.01.  Series F Bonds

            (a) There is hereby created under the Indenture a series of Bonds entitled First Mortgage Bonds, 12-3/4% Series F, due November 1, 1991 (the Series F Bonds). The aggregate princi-pal amount of Series F Bonds that may be issued shall be limited to $2,500,000, exclusive of Series F Bonds issued in exchange or substitution for other Series F Bonds. The Series F Bonds shall be registered Bonds without coupons, issued in denominations of $1,000 or any multiple thereof and numbered F-1 and upward.

            The Series F Bonds shall be dated and shall bear interest as provided in Section 4.08, except that the Series F Bonds issued before May 1, 1984 (the first interest payment date for the Series F Bonds) shall be dated as of and shall bear interest from the date of initial issuance thereof. The Series F Bonds shall be due November 1, 1991 and shall bear interest on their unpaid principal amounts from their dates until due and






payable at the rate of 12-3/4% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semi-annually on May 1 and November 1 in each year, and at the rate of 13-3/4% per annum on any overdue principal and (to the extent legally enforceable) on any overdue installment of interest.

            (b) The Series F Bonds shall, subject to Section 2.03, be redeemable at the option of the Corporation, either as a whole or in part in multiples of $1,000, at any time or from time to time on or after November 1, 1988 at the following percentages of the principal amount thereof:

      If Redeemed During the        The Redemption
      12-Month Period ending           Price is
      ----------------------        --------------
         November 1, 1989              103.65%
         November 1, 1990              101.83%
         November 1, 1991              100.00%

together in any case with the interest accrued thereon to the date of redemption.

            (c) There shall be a sinking fund of $250,000 per year payable on November 1 in each of the years 1986 through 1990 for retirement of Series F Bonds.

            Section 2.02.  Series G Bonds.

            (a) There is hereby created under the Indenture a series of Bonds entitled First Mortgage Bonds, 13% Series G, due November 1, 1995 (the Series G Bonds). The aggregate principal amount of Series G Bonds that may be issued shall be limited to $2,500,000, exclusive of Series G Bonds issued in exchange or substitution for other Series G Bonds. The Series G Bonds shall be registered Bonds without coupons, issued in denominations of $1,000 or any multiple thereof and numbered G-1 and upward.

            The Series G Bonds shall be dated and shall bear interest as provided in Section 4.08, except that the Series G Bonds issued before May l, 1984 (the first interest payment date for the Series G Bonds) shall be dated as of and shall bear interest from the date of initial issuance thereof. The Series G Bonds shall be due November 1, 1995 and shall bear interest on their unpaid principal amounts from their dates until due and payable at the rate of 13% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semi-annually on May 1 and November 1 in each year, and at the rate of 14% per annum on any overdue principal and (to the extent legally en-forceable) on any overdue installment of interest.

            (b) The Series G Bonds shall, subject to Section 2.03, be redeemable at the option of the Corporation, either as a whole or in part in multiples of $1,000, at any time or from time to time on or after November 1, 1988 at the following percentages of the principal amount thereof:






   If Redeemed During the    The Redemption
   12-Month Period Ending       Price is
   ----------------------    ---------------

   November 1, 1989             107.10%
   November 1, 1990             105.92%
   November 1, 1991             104.74%
   November 1, 1992             103.56%
   November 1, 1993             102.38%
   November 1, 1994             101.20%
   November 1, 1995             100.00%


            (c) There shall be a sinking fund of $300,000 per year payable on November 1 in each of the years 1989 and 1990 and on November 1 in each of the years 1992, 1993 and 1994 for re-tirement of the Series G Bonds. No sinking fund payment shall be made in the year 1991.

            Section 2.03. Restriction on Refunding of Series F and Series G Bonds. The Company may not redeem any of the Series F Bonds Pursuant to Section 2.01 (b) or any of the Series G Bonds pursuant to Section 2.02 (b) as part of a refunding or antici-pated refunding operation by the application, directly or indi-rectly, of funds derived from any issuance or incurring of any indebtedness for borrowed money of the Company having (i) an effective interest cost (determined by standard financial prac-tice) less than 12-3/4% per annum in the case of the Series F Bonds or less than 13% per annum in the case of the Series G Bonds, or (ii) as of the date of the proposed redemption, a Weighted Average Life to Maturity less than the remaining Weighted Average Life to Maturity of the Series F Bonds or the Series G Bonds then to be redeemed.

            As used in this Section the terms Weighted Average Life to Maturity means as applied to any indebtedness for borrowed money at any date, the number of years obtained by dividing (a) the then outstanding principal amount of indebtedness into (b) the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment, including payment at final maturity by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of the payment.

            Section 2.04.    Provisions Generally Applicable  to
Sinking Funds for Bonds of Series F and G. The following provisions shall apply to the operation of any and all Sinking
Funds provided in this Article Two for Bonds of Series F and G:

            (a) All Bonds redeemed through the operation of Sinking Funds shall be redeemed at their principal amount and accrued interest to the date of redemption without premium.








            (b) The Trustee, not less than 30 days before each Sinking Fund payment date, shall designate for redemption Bonds of the particular series to be redeemed pursuant to that Sinking Fund. Such designation shall be made in the manner provided in
Section 15.02. Thereafter, the Trustee shall give notice, unless notice be waived, as provided in Section 15.03 that the Bonds so designated for redemption will be redeemed and paid on the next succeeding Sinking Fund payment date for that series at the office of the Trustee in Denver, Colorado. In case a portion of any Bond is designated for redemption under this Subsection (b), the holder thereof shall be entitled to the same rights as are set forth in Section 15.02 with respect to the designation for redemption of a portion of a Bond under such Section 15.02.

            (c) The Corporation covenants and agrees, not later than one day before each Sinking Fund payment date, to pay to the Trustee such amount of cash as shall be necessary to redeem the Bonds required to be retired on such Sinking Fund payment date pursuant to the Sinking Fund, together in any case with interest accrued thereon to the date of such payment. All sums so paid to the Trustee by the Corporation shall be applied by the Trustee to the redemption of the Bonds in accordance with notices theretofore given by the Trustee as provided above.

            (d) Each Bond redeemed in its entirety by the application of moneys in the Sinking Funds shall be cancelled immediately by the Trustee and disposed of as directed by Corporation Order.

            Section 2.05. Place and Form of Payment on Bonds of Series F and G. The principal of and premium (if any) and interest on Bonds of Series F and G (subject to any agreement entered into pursuant to section 6.01 hereof) shall be payable at the principal office of the Trustee in Denver, Colorado, in coin or currency of the United States of America that at the time of such payment is legal tender for the payment of public and private debts.

            Section 2.06. Restriction on Dividends and Stock Purchases. So long as any Bonds of Series F or Bonds of Series G remain outstanding, the Corporation will not, without the prior written consent of the holders of at least 66-2/3% in principal amount of each of the Series F Bonds and the Series G Bonds

            (a) declare or pay any dividend on shares of common stock (except a dividend payable solely in shares of common stock of the Company), or

            (b) directly or indirectly purchase or redeem shares of any common stock (except in exchange for other shares of common stock of the Company) or any warrants or other form of right to purchase any common stock of the Company,








all such non-excepted dividends, purchases and redemptions being herein called Restricted Payments, if after giving effect thereto the aggregate amount of Restricted Payments made during the period from and after December 31, 1982, to and including the date of the making of the Restricted Payment in question, would exceed the sum of (i) $800,000, plus (or minus in case of a deficit) the Net Income of the Corporation for such period, computed on a cumulative basis.

            Section 2.07. Authentication of Series F and Series G Bonds. After the execution and delivery of this Seventh Supplemental Indenture and upon compliance by the Corporation with Section 5.01, the Corporation may execute and deliver to the Trustee, and the Trustee shall authenticate and deliver as directed by Corporation Order, Series F Bonds in aggregate principal amount not exceeding $2,500,000 and Series G Bonds in aggregate principal amount not exceeding $2,500,000.


                          ARTICLE THREE

                      Amendment of Indenture

            Section 3.01. Amendment of Original Indenture as Heretofore Amended. Articles 1 through 17 of the Original Indenture as heretofore amended are deleted. In lieu thereof there are substituted Articles Four through Twenty hereof. No amendments effected hereby shall affect the specific terms and provisions of Bonds heretofore issued and now outstanding or any covenants for the benefit of any particular series of such bonds.


                           ARTICLE FOUR

                 General Provisions To The Bonds

            Section 4.01.    General Designation, Form,
Registration and Limitation in Amount of Bonds. The Bonds issued under this Indenture shall be designated generally as the Corporation's First Mortgage Bonds, with the Bonds of each series to be designated in such distinctive manner as the Board of Directors may determine. Bonds of series heretofore issued and outstanding shall be in the forms prescribed therefor in the Original Indenture or Supplemental Indenture creating such series. All Bonds to be hereafter issued shall be registered bonds without coupons, except as may otherwise be provided in any supplemental indenture executed pursuant to Section 12.01. Such Bonds and the Trustee's certificate of authentication to be endorsed on all Bonds shall be substantially in the form set forth in Exhibit A attached hereto and made a part hereof, subject only to such variations, additions, substitutions and omissions as are required or permitted by this Indenture. The definitive Bonds shall be printed, lithographed, engraved or typed or produced by any combination of these methods, or may be produced in any other manner permitted by the rules of any






national securities exchange, all as determined by the officers executing such Bonds, as evidenced by their execution of such Bonds.

            The aggregate principal amount of Bonds that may be executed and delivered and be Outstanding under this Indenture is not limited, except as may be provided in Article Five hereof and except as may by limited by law.

            Section 4.02. Execution of Bonds. All Bonds to be secured hereby, whether temporary or definitive, shall be signed by the President or a Vice President of the Corporation, and the corporate seal of the Corporation shall be thereto affixed and attested by its Secretary or an Assistant Secretary, which seal and which signatures may be facsimiles. In case any officer who shall sign or seal or whose facsimile signature has been placed upon a Bond shall cease to be such officer before the Bonds so signed or sealed shall have been actually authenticated and delivered by the Trustee, such Bond may, nevertheless, upon the request of the Corporation, be issued, authenticated and delivered as though such person had not ceased to be an officer of the Corporation. Any Bond secured hereby may be signed or sealed by any person who may be an officer of the Corporation at the time of such signing or sealing, although such person may not have been such officer at the date of such Bond.

            Section 4.03. Number and Designation of Bonds. Bonds authenticated under this Indenture shall bear such letters, numbers or other identification marks as may be determined by the Corporation and approved by the Trustee and may contain therein or have imprinted thereon such legend or legends as may be required in order to comply with any law or with any rules or regulations made pursuant thereto or with the rules of any national securities exchange.

            Section 4.04. Authentication and Delivery of Bonds by Trustee. All Bonds, when executed by the Corporation, shall be delivered to the Trustee to be authenticated by it and the Trustee shall authenticate and deliver the same only as provided in this Indenture. Only such Bonds as shall bear thereon the certificate of the Trustee, duly signed, shall be secured by this Indenture, or entitled to any lien or benefit hereunder, and such certificate of the Trustee upon any such Bond executed on behalf of the Corporation shall be conclusive evidence, and the only evidence, that the Bond so authenticated has been duly issued hereunder and that the holder thereof is entitled to the benefits of the trusts hereby created.

            Section 4.05. Bonds Issuable in Series; Terms of Bonds. At the option of the Corporation, the Bonds may be issuable in one or more series. The terms of the Bonds of Series F and G shall be as specified in Article Two hereof. The terms of the Bonds of series heretofore issued and outstanding shall be as specified in the Supplemental Indenture creating such Bonds. The Bonds of any series other than Series F and G may (1) be of






such denomination or denominations, (2) bear such rate of interest, payable on such interest payment dates, (3) mature at such time, and in the case of Bonds of serial maturities, at such times, (4) contain such provisions respecting any sinking, amortization, improvement, renewal or other analogous fund for the exclusive benefit of any one or more series, (5) be exchangeable for or convertible into stock or other securities,
(6) be redeemable at such price or prices and upon such terms,
(7) be payable and subject to registration and transfer at such place or places, and (8) contain such other provisions not inconsistent with the terms of this Indenture, all as may be specified in such Bonds and in the Board Resolutions and the supplemental indenture providing for the creation and issuance of such series. All Bonds of any one series shall be identical in all respects, except that they may differ as to denomination, date and, in the case of Bonds with serial maturities, as to time to maturity, interest rate and redemption price.

            Section 4.06. Procedure for Creation of New Series of Bonds. Whenever the Corporation shall determine to create a new series of Bonds (other than Series F and G Bonds) secured by this Indenture, it shall file with the Trustee a Board Resolution describing such series, and shall execute, acknowledge and deliver a supplemental indenture likewise describing such series, stating the amount of additional Bonds to be issued pursuant thereto and containing such other provisions as may be necessary or appropriate, and thereafter Bonds of such series may be issued from time to time subject to the conditions and provisions of this Indenture.

            Section 4.07.  Equal Security of Bonds.  No series
of Bonds issued hereunder shall have any preference as to the security afforded by this Indenture over any other Series of Bonds issued or to be issued hereunder, and no Bond of any series shall have any such preference over any other Bond of the same or any other Series.

            Section 4.08.  Date of Bonds and Interest.  All
Bonds issued under this Indenture shall bear interest from, and shall be dated as of, the interest payment date next preceding the date on which the same shall be authenticated by the Trustee, or, if such date of authentication shall be an interest payment date, such Bonds shall bear interest from, and shall be dated as of, such interest payment date, or if such date of authentication shall be a date prior to the first interest payment date for Bonds of the series being authenticated, such Bonds shall bear interest from, and shall be dated as of, the commencement of the first interest period for such series, which may be the date of initial issuance of such Bonds; provided, however, that if at the time of authentication of any Bond of any series, interest is in default on Outstanding Bonds of such series, such Bonds shall bear interest from, and shall be dated as of, the interest payment date for such series to which interest has previously been paid or made available for payment on Outstanding Bonds of such series.






            Section 4.09. Bond Register, Registrar and Transfer Agent. The Corporation hereby constitutes and appoints the Trustee as Bond Registrar and transfer agent for the purpose of registering and transferring Bonds entitled to be so registered or transferred and the Corporation shall keep or cause to be kept at the principal office of the Trustee, books for the registration and transfer of Bonds issued hereunder (the Bond Register) showing, among other things, all original issuances and subsequent transfers of Bonds.

            The Corporation, by Board Resolution, may name such co-registrars and co-transfer agents of the Bonds as the Corporation deems appropriate and shall cause to be kept at the principal office of each such co-registrar or co-transfer agent a duplicate of the Bond Register.

            Section 4.10. Transfer of Bonds; Charges Therefor; Ownership of Bonds. Any Bond may be transferred upon surrender thereof to the Trustee, at its principal office, accompanied by such duly executed instruments of transfer as may be required by the Corporation and the Trustee, and thereupon the Corporation shall issue in the name of the transferee or transferees or in the name of the person making the transfer, as the case may be, and the Trustee shall authenticate and deliver a new Bond or Bonds of the same series and maturity, in authorized denominations, for a like aggregate principal amount.

            Unless otherwise provided in the supplemental indenture creating the particular series of Bonds, upon every transfer of Bonds as permitted in this Section, the Corporation shall make no service charge against any holder of a Bond or his transferee for any transfer, except that the Corporation may require, as a condition to such transfer, the payment of a sum sufficient to reimburse it for any stamp tax or other governmental charge that may be imposed thereon, which sum shall be paid by the party requesting such transfer.

            The Corporation shall not be required to make any transfer or transfers of any Bond or Bonds during the ten days next preceding any date on which either interest is to be paid thereon or Bonds of the same series are to be selected for redemption, nor may transfer be required with respect to any Bonds that have been called for redemption or that have matured.

            The person in whose name any Bond shall be registered shall for all the purposes of this Indenture be regarded as the owner thereof, and the payment of or on account of the principal of or interest (and premium, if any) on such Bond shall be made only to such registered holder or upon his order. All payments so made shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

            Section 4.11.  Temporary Bonds.  Pending the
preparation of any definitive Bonds to be issued under and






secured by this Indenture, the Corporation may execute and deliver temporary Bonds, which may be printed or typewritten, substantially of the tenor and effect of the definitive Bonds. Any such temporary Bond shall be authenticated by the Trustee in the same manner as the definitive Bonds and such authentication shall constitute conclusive evidence that the temporary Bonds so authenticated have been duly issued under this Indenture and that the holders thereof are entitled to the benefits of the trust hereby created. Such temporary Bonds so issued and authenticated shall be exchangeable without expense to the holder for definitive Bonds of the same series and maturity, to be issued under and secured by this Indenture, and upon any such exchange such temporary Bonds shall be forthwith cancelled by the Trustee. Any such temporary Bonds may also be exchanged for other temporary Bonds of the same series and maturity and for the same aggregate principal amount. Until so exchanged, such temporary Bonds shall be in all respects entitled to the lien and security of this Indenture as Bonds issued and authenticated hereunder. Upon demand, without unnecessary delay the Corporation will execute and will furnish definitive Bonds to be exchanged for such temporary Bonds upon surrender of such temporary Bonds at the office of the Trustee.

            Section 4.12. Replacement Bonds. In case any Bond issued hereunder shall be mutilated, lost, stolen, or destroyed, the Corporation may, in its discretion, issue and deliver and the Trustee shall authenticate a new Bond of like tenor, effect and date:

            (i) in lieu of and substitution for and upon surrender and cancellation of the mutilated Bond, or

            (ii) in lieu of and substitution for the Bond so lost, stolen or destroyed, upon receipt of evidence satisfactory to the Corporation and the Trustee of the loss, theft or destruction of such Bond, and upon receipt also of indemnity satisfactory to each of them.

            Subject to the provisions of Section 9.01 hereof, the Trustee shall incur no liability for anything done by it pursuant to this Section. Any Bond issued pursuant to this Section shall constitute an original contractual obligation on the part of the Corporation and shall be secured equally and ratably with all other Bonds issued hereunder and then Outstanding. Any such replacement Bond may bear such endorsement as may be prescribed by the Corporation with the approval of the Trustee.

            Section 4.13. Effect of Replacement. Each Bond delivered pursuant to any provision of this Indenture in substitution for the whole or any part, as the case may be, of one or more other Bonds shall carry all of the rights to interest accrued and unpaid, and to accrue, that were carried by the whole or such part, as the case may be, of such one or more other Bonds, and, notwithstanding anything contained in this Indenture,






such Bond shall bear such date that neither gain nor loss in interest shall result from such substitution.

            Section 4.14.  Disposition of Surrendered Bonds.
All Bonds surrendered for payment, redemption, transfer or replacement, if surrendered to the Trustee, shall be promptly cancelled by it, and, if surrendered to the Corporation, shall be delivered to the Trustee for cancellation and shall be promptly cancelled by the Trustee. The Corporation may at any time deliver to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder that the Corporation may have acquired in any manner whatsoever and all Bonds so delivered shall be promptly cancelled by the Trustee. Upon cancellation by the Trustee of any Bonds pursuant to this Section or
Section 4.11, such Bonds shall be disposed of as directed by a Corporation Order.


                           ARTICLE FIVE

                   Issuance of Additional Bonds

            Section 5.01. Issuance of Additional Bonds Based on Net Bondable Property Additions. In addition to the principal amount of Bonds of series heretofore issued, the Corporation may, at any time and from time to time execute and deliver to the Trustee for authentication additional Bonds (Additional Bonds) in an aggregate principal amount not exceeding 66-2/3% of Net Bondable Property Additions. The Additional Bonds so delivered shall be authenticated and delivered by the Trustee upon Corporation Order, dated as of the date of authentication and delivery of Additional Bonds then being applied for, accompanied by the following:

            (a) A Board Resolution authorizing the issuance of a specified principal amount of Additional Bonds of one or more designated Series.

            (b) An Officer's Certificate, dated the date of authentication of Additional Bonds, stating that (i) no Default of Event of Default exists hereunder, (ii) all conditions precedent set forth in this Indenture relating to the authentication and delivery of such Additional Bonds have been complied with, and (iii) there has been no change in the information set forth in the Certificate filed pursuant to Subsection (d) of this Section 5.01 that would alter the information set forth in such Certificates so as to cause such Certificates to fail to comply with the requirements of said Subsection as of the date of authentication and delivery of the Additional Bonds.

            (c) An Available Income Certificate, dated the date of authentication of Additional Bonds, in substantially the form attached hereto as Exhibit B, showing that the Income Available for Interest Charges of the Corporation (or its predecessors),






for a period of twelve consecutive months during the fifteen months immediately preceding the first day of the month in which the authentication of the Additional Bonds is made, shall have been at least two times Pro Forma Interest Charges for the twelve month period immediately succeeding the date of issuance of the Additional Bonds. In case the Corporation shall have acquired, by merger or otherwise, any property as an operating gas transmission and distribution system (an Acquired System) within or after the particular period for which the calculation of Income Available for Interest Charges is made, or, is to acquire such an Acquired System simultaneously with the authentication and delivery of the Bonds then applied for, then in computing Income Available for Interest Charges, there shall be included, to the extent it may not have been otherwise included, the Income Available for Interest Charges (or net loss) of such Acquired System, as if such Acquired System had been owned by the Corporation during the whole of such period.

            (d) A net Bondable Property Additions Certificate, dated as of a date not more than sixty days before the date of authentication of such Additional Bonds, substantially in the form attached hereto as Exhibit C, showing in substance:

            (1) The balance, if any, of Net Bondable Property Additions stated in the most recent Certificate, if any, theretofore filed with the Trustee, as the balance to remain after the action applied for in such prior Certificate; provided that in the first Certificate filed with the Trustee the balance shall be $13,899,855.

            (2) The amount of Property Additions since the period covered by the previous Certificate (or since June 30, 1983 in the case of the first Certificate delivered pursuant hereto) and up to a date within 60 days of the date such Certificate and briefly describing such Property Additions.

            (3) The amount of said Property Additions which constitute Funded Property.

            (4) The cost to the Corporation of said Property Additions and the statement that the fair value thereof to the Corporation on the date of said Certificate is not less than the cost so specified or if less, the fair value shall be shown in lieu of cost.

            (5) The aggregate amount of all Retirements during the period covered by said Certificate.

            (6) The amount of all Retirement Credits during the period covered by such Certificate.

            (7) The aggregate amount of Net Bondable Property
Additions during the period covered by such Certificate.








            (8) The amount of Net Bondable Property Additions then being used.

            (9) The balance of Net Bondable Property Additions that will remain after authentication of the Additional Bonds.

            There shall be excluded from the amount shown in Paragraph (1) above the recorded amount of all property otherwise reflected by the books of the Corporation in its fixed property accounts as to which the Opinion of Counsel required by Subsection (e) of this Section 5.01 cannot be given.

            (e) An Opinion of Counsel, dated not more than five days before the date of authentication of Additional Bonds,

            (1) specifying the certificates or other evidence that will be sufficient to show or provide compliance with the requirements, if any, of any tax or recording or filing law applicable to the issuance of the Additional Bonds, or stating that there are no such legal requirements;

            (2) specifying the certificates or other evidence that will be sufficient to show the authorization or approval of, or consent, to the issuance by the Corporation of the Additional Bonds, by any Federal, state or other governmental regulatory agency at the time having jurisdiction in the premises, or stating that no such authorization, approval or consent is required;

            (3) stating that the Additional Bonds have been duly authorized and, when executed by the Corporation, authenticated and delivered by the Trustee and issued by the Corporation, upon payment therefor, will be valid and binding obligations of the Corporation and entitled to the benefits of and secured by the lien of this Indenture equally and ratably with all other Bonds hereby secured, subject to the provisions of the National Bankruptcy Act and all other statutes affecting the rights of creditors generally;

            (4) stating that the document and other items that have been or are therewith delivered to the Trustee conform to the requirements of this Indenture, and that, upon the basis of the Corporation Order and the accompanying documents or other items specified in this Article, all conditions precedent specified in this Indenture relating to the Additional Bonds have been complied with, and the Additional Bonds may be lawfully authenticated and delivered under this Article;

            (5) stating that the Corporation has, or upon delivery of the instruments of conveyance, transfer or assignment, if any, specified in such opinion will have, good and marketable title to all tracts or parcels of land and the improvements thereon the cost of which is included in Paragraph
(1) of the Net Bondable Property Additions Certificate and that are specifically described (i) in all supplemental indentures






previously executed and recorded, or (ii) in the supplemental indenture providing for the creation of the Additional Bonds (except any of such tracts, parcels or improvements that have been duly released from the lien hereof), subject only to Permitted Encumbrances and that all of such tracts or parcels of land and improvements thereon have been subjected to the lien of this Indenture; and

            (6) based on an examination of pertinent records in all jurisdictions in which the Corporation owns personal property, all personal property of the Corporation (other than Excepted Property and property acquired within the limitations of
Section 6.06) is free from any recorded lien or security interest subject only to Permitted Encumbrances.

            The Opinion of Counsel may be based, and may state that such counsel rely, upon title or mortgage insurance policies or the opinion of other counsel deemed reliable by such counsel and copies of any such policies or opinions shall be furnished to the Trustee.

            (f) The certificates and other evidence, specified in the Opinion of Counsel as provided by Paragraphs (1) and (2) of the foregoing Subsection (e).

            (g) A supplemental indenture providing for the creation and issuance of the Additional Bonds and stating the maximum principal amount thereof, and otherwise meeting the requirements of Section 5.05.

            The Certificates required by Subsections (c) and (d) of this Section shall be Officer's Certificates.

            Section 5.02. Additional Bonds for Refunding. The Corporation may at any time and from time to time execute and deliver to the Trustee for authentication Additional Bonds for the purpose of refunding Bonds of any other series theretofore issued and outstanding, but the aggregate principal amount of such Additional Bonds shall not exceed the aggregate principal amount of Bonds theretofore issued hereunder and acquired, paid, or redeemed by the Corporation. The Additional Bonds so delivered shall be authenticated and delivered by the Trustee upon Corporation Order, dated as of the date of authentication and delivery of Additional Bonds then being applied for, accompanied by the following:

            (a) A Board Resolution authorizing the issuance of a specified principal amount of Additional Bonds of one or more designated series.

            (b) An Officer's Certificate dated the date of authentication of Additional Bonds stating that (i) no Default or Event of Default exists hereunder, (ii) all conditions precedent set forth in this Indenture relating to the authentication and delivery of such Additional Bonds have been complied with, and






(iii) the Bonds, if any, delivered pursuant to Subsection (f) of this Section do not include (1) any Bond that has been previously made the basis or the authentication and delivery of Bonds under this Section, (2) any Bond that has been surrendered upon any exchange or transfer of any Bond, (3) any Bond in lieu of which another Bond has been authenticated and delivered under Section 4.12, or (4) any Bond whose payment, redemption or other retirement has been effected through the operation of any sinking, amortization, improvement or other analogous fund.

            (c) An Available Income Certificate meeting the requirements of Subsection (c) of Section 5.01.

            (d) An Opinion of Counsel, dated the date of authentication and delivery of the Additional Bonds, covering the matters set forth in Paragraphs (1), (2), (3) and (4) of Subsection (e) of Section 5.01.

            (e) Bonds theretofore authenticated and delivered under this Indenture in an aggregate principal amount equal to the aggregate principal amount of Additional Bonds whose authentication and delivery are then applied for; provided, however, that in lieu of delivering such Bonds to the Trustee, the Corporation may deliver cash in an amount sufficient to redeem certain specified Outstanding Bonds in an aggregate principal amount equal to the aggregate principal amount of Additional Bonds which are then requested to be authenticated and delivered, provided that notice of such redemption has been duly given pursuant to this Indenture or provision satisfactory to the Trustee has been made for the giving of such notice.

            (f) A supplemental indenture providing for the creation and issuance of the Additional Bonds and stating the maximum principal amount thereof and otherwise meeting the requirements of Section 5.05.

            All Bonds theretofore issued hereunder and received by the Trustee pursuant to the provisions of this Section 5.02 shall be cancelled by the Trustee as provided in Article Fifteen of this Indenture.

            If the Bonds delivered to the Trustee or in respect of the redemption of which cash has been deposited with the Trustee pursuant to Subsection (f) of this Section bear interest at a rate per annum equal to or more than that borne by the Additional Bonds then to be authenticated by the Trustee or if such Bonds shall have a final maturity not more than three years from the date of the authentication and delivery of such Additional Bonds, then the Certificates required by Subsection
(d) of this Section need not be furnished by the Corporation and the Trustee shall authenticate such Additional Bonds upon receipt of such other Certificates and the opinion required by this Section.








            Section 5.03. Additional Bonds Against Deposit of Cash. The Corporation may, at any time and from time to time execute and deliver to the Trustee for authentication Additional Bonds upon the deposit with the Trustee of an amount in cash equal to the aggregate principal amount of Additional Bonds then delivered. The Additional Bonds so delivered shall be authenticated and delivered by the Trustee upon Corporation Order, dated as of the date of authentication and delivery of Additional Bonds then being applied for, accompanied by the following:

            (a) A Board Resolution authorizing the issuance of a specified principal amount of Additional Bonds of one or more designated series.

            (b) An Officer's Certificate dated the date of authentication of Additional Bonds stating that (i) no Default or Event of Default exists hereunder and (ii) all conditions precedent set forth in this Indenture relating to the authentication and delivery of such Additional Bonds have been complied with.

            (c) An Available Income Certificate meeting the requirements of Subsection (d) of Section 5.01.

            (d) An Opinion of Counsel, dated the date of authentication and delivery of the Additional Bonds, covering the matters set forth in Paragraphs (1), (2), (3) and (4) of Subsection (e) of Section 5.01.

            (e) Cash in an amount equal to the aggregate principal amount of Additional Bonds which are then requested to be authenticated and delivered.

            (f) A supplemental indenture providing for the creation and issuance of the Additional Bonds and stating the maximum principal amount thereof, and otherwise meeting the requirements of Section 5.05.

            Section 5.04. Withdrawal of Deposited Cash. Cash deposited with the Trustee pursuant to Section 5.03 shall be held by the Trustee as part of the Mortgaged Property, and the Trustee shall deliver all or any part of such cash to the Corporation in an amount equal to the principal amount of Bonds which could then be authenticated by the Trustee pursuant to Section 5.01 upon receipt by the Trustee of a Corporation Order, dated as of the date of delivery of cash pursuant to this Section accompanied by the following:

            (a) A Board Resolution requesting the payment of a specified amount of deposited cash.

            (b) An Officer's Certificate dated the date of withdrawal of such deposited cash stating that (i) no Default or Event of Default exists hereunder, and (ii) all conditions






precedent set forth in this Indenture relating to the withdrawal of such deposited cash have been complied with.

            (c) A Net Bondable Property Additions Certificate meeting the requirements of Subsection (d) of Section 5.01 (with such appropriate omissions and variations as are applicable to deposited cash).

            (d) An Opinion of Counsel, dated the date of withdrawal of deposited cash, covering the matters set forth in Subsection (e) of Section 5.01.

            Section 5.05.  Supplemental Indenture.  Each
supplemental indenture required by Sections 5.01, 5.02 or 5.03 shall be properly executed on its behalf by the appropriate officers of the Corporation, acceptable in form and content to the Trustee, and shall subject to the lien of the Indenture all property acquired by the Corporation after the date of the Original Indenture, other than Excepted Property, not previously described in any previously recorded supplemental indenture, specifically describing all tracts of parcels of land included in such property. Each such supplemental indenture shall be in such form as to qualify it for recording in the jurisdictions in which any property of the Corporation, other than Excepted Property, is located; and it shall be so recorded.


                           ARTICLE SIX

                   Covenants of the Corporation

The Corporation hereby covenants and agrees for the benefit of the holders of the Bonds and their successors in interest that, so long as any Bonds remain Outstanding:

            Section 6.01. Payment. The Corporation will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Bonds at the times and places and in the manner specified in the Bonds and herein. Notwithstanding the above or any other provisions of this Indenture or any Bond issued hereunder, the Corporation may enter into an agreement with the holder of any Bond providing for the payment to such holder, without presentation or surrender of such Bond, of the principal of (and premium, if any) and interest on such Bond or any part thereof at a place other than as designated herein or in such Bond, and for the making of notation of principal payments on such Bond by such holder prior to any transfer, thereof. The Trustee is authorized to consent to any such agreement and shall not be liable or responsible to any such holder or to the Corporation for any act or omission on the part of the Corporation or any holder of a Bond in connection with any such agreement. The Corporation covenants to deposit with the Trustee, at its principal office in Denver Colorado, or with a Paying Agent other than the Trustee (or, if the Corporation is acting as its own Paying Agent, segregate and hold in trust as






provided in Section 6.14), an amount of money sufficient to make such payment of principal (and premium, if any) and interest on the Bonds, such deposit to be made with the Trustee not later than one business day before the date such payment or payments are due. All amounts so deposited shall be held in trust for the accounts of the holders of the obligations due on such date and shall be applied to the payment thereof.

            Section 6.02.  Taxes and Assessments.  The
Corporation will duly and punctually pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon or assessed against the Corporation, or upon any of the Mortgaged Property; provided, however, that nothing herein contained shall require the Corporation to pay any such tax, assessment, charge or levy so long as the Corporation shall in good faith contest the validity of the same by appropriate legal proceedings and stay any execution thereof and so long as adequate reserves in respect thereof have been established in accordance with generally accepted accounting principles and the Corporation's title to and right to use its property is not adversely affected thereby.

            Section 6.03.  Maintenance of Corporate Existence
and Rights; Compliance With Laws. Subject to the provisions of Article Thirteen hereof, the Corporation will do or cause to be done, at its own cost and expense, all things necessary to preserve, extend and renew its corporate existence under the laws of the State of Colorado, and its qualified status in any state in which it may engage in business, and will use it best efforts to preserve and renew all franchises, rights of way, easements, permits and licenses now held by it or hereafter granted to or conferred upon it; provided, however, that the Corporation shall not be required to preserve any such franchise, right, easement, permit or license if the Board of Directors shall determine that such preservation is no longer desirable in the conduct of the business of the Corporation and will comply with all valid laws, ordinances, regulations and requirements applicable to it or its property.

            Section 6.04. Carry on Business and Maintain Property. The Corporation will at all times endeavor to carry on and conduct its business in an efficient manner and will cause the Mortgaged Property (except such property as may be disposed of or released from the lien hereof pursuant to Article Fourteen) to be maintained and preserved and kept in good repair and working order and will cause to be made all necessary repairs, renewals, replacements, and substitutions, so that at all times the efficiency of the Mortgaged Property shall be fully preserved and maintained in accordance with the standards generally accepted in the utility industry and by such regulatory authorities then exercising jurisdiction over vhe Corporatkon.

            Section 6.05.  Insurance.  The Corporation will
insure and keep insured in a reasonable amount with financially sound and reputable insurance companies all property and






equipment of a character usually insured by companies of relatively the same size engaged in the same or a similar business against liabilities or famages of tje kind customarily insured against by such companies, provided that the Corporation may at its election act as self-insurer, any such system of self-insurance (including any appropriate reserve or reserves therefor) to be upon such terms and conditions as may be determined by the Board of Directors provided that the same conforms to approved practices of similar companies maintaining systems of self-insurance or to regulations of any regulatory commission having jurisdiction over the Corporation.

            All policies or other contracts for such insurance upon any part of the Mortgaged Property shall provide that the proceeds of such insurance (except in the case of any particular casualty resulting in damage or destruction not exceeding $100,000 in the aggregate) shall be payable to the Trustee to be held and applied by the Trustee as a part of the Mortgaged Property; provided, however, that, with respect to any part of the Mortgaged Property that is subject to a prior lien or Permitted Encumbrance, the loss under any such insurance policy or contract may be payable also to the trustee, mortgagee or other holder of such prior lien or Permitted Encumbrance, as its interest may appear. At any time upon the request of the Trustee, the Corporation will file with the Trustee an Officer's Certificate containing a detailed list of the insurance in effect upon the Mortgaged Property on a date therein specified (which date shall be within 30 days of the filing of such certificate) and stating the names of the insurers with which the outstanding policies and other contracts, and specifying the property and risks covered thereby, and stating that said insurance complies with this Section.

            Any appraisement or adjustment of any loss or damage of or to any part of the Mortgaged Property and any settlement in respect thereof which may be agreed upon between the Corporation and any insurer, as evidenced by an Officer's Certificate, shall be assented to and accepted by the Trustee.

            All proceeds of any insurance on any part of the Mortgaged Property not payable to the Trustee or the trustee, mortgagee or other holder of a prior lien or Permitted Encumbrance shall be applied by the Corporation to the repair, restoration or replacement of the Mortgaged Property. All proceeds of any insurance on any part of the Mortgaged Property payable to the Trustee shall be deposited with the Trustee to be held and paid over or applied by it as provided in Article Seventeen.

            The Corporation will maintain liability insurance against claims for personal injury or death or property damages suffered by members of the public or others in or about any property or premises owned or occupied or used by it or occurring by reason of its ownership, maintenance, use or operation of any pipelines, compressing stations, plants, shops, machinery,






automobiles, trucks or other vehicles, or airplanes or other facilities, provided that the Corporation may at its election act as a self-insurer, any such system of self-insurance (including an appropriate reserve or reserves therefor) to be upon such terms and conditions as may be determined by the Board of Directors provided that the same conforms to approved practices of similar companies maintaining systems of self-insurance or to regulations of any regulatory commission having jurisdiction over the Corporation; and the Corporation will maintain all such workmen's compensation or similar insurance as may be required under the laws of any jurisdiction in which it may be engaged in business. All such liability and workmen's compensation and similar insurance shall be maintained in such amounts as are customarily carried by responsible persons engaged in the same or similar business and shall be effected under a valid and enforceable policy or policies issued by insurers of recognized responsibility, except that the Corporation may effect workmen's compensation or similar insurance in respect of operations in any jurisdiction either through an insurance fund operated by such jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable Federal or state laws.

            Section 6.06.  Restrictions on Encumbrances.  The
Corporation will not create or suffer to exist any mortgage, lien, security interest or encumbrance on any property or assets
(other than the lien of the Indenture), except:

            (a) Permitted Encumbrances; and

            (b) Any purchase money mortgage or security interest created to secure part of the purchase price of any property or of any mortgage on, or security interest in, any property existing at the time of acquisition thereof, whether or not assumed by the Corporation, provided that:

            (1) such purchase money mortgage, mortgage or security interest shall extend only to the property so acquired and fixed improvements thereto;

            (2) at the time of acquisition thereof and after giving effect to the indebtedness secured by such outstanding purchase money mortgage, mortgage or security interest the aggregate principal amount of indebtedness secured by all such outstanding purchase money mortgages, mortgages and security interests shall not exceed 10% of the aggregate principal amount of all Outstanding Bonds; and

            (3) the principal amount of the indebtedness secured by any such purchase money mortgage, mortgage or security interest, together with all other indebtedness secured by a lien on such property, shall not exceed 66-2/3% of the cost of or fair value, whichever is less, of the property so acquired on the date of acquisition thereof; provided, however, if the principal amount of such indebtedness shall exceed 66-2/3% of the cost or






fair value, whichever is less, of such property, then the Corporation may acquire such property provided that the Corporation shall within 15 days after such acquisition furnish to the Trustee (i) a Net Bondable Property Additions Certificate in the form prescribed by Subsection (e) of Section 5.01 which shall certify Net Bondable Property Additions in an amount equal to 150% of such excess indebtedness and such Net Bondable Property Additions so certified shall thereafter constitute Funded Property, and (ii) a certificate in the form prescribed by Subsection (b) of Section 5.01, provided, however, that such certificate shall refer only to Subsection (d) of Section 5.01 and that both the Net Bondable Property Additions Certificate and the Certificate shall refer to the date of acquisition of such property rather than the date of authentication and delivery of Bonds.

            Section 6.07. Records of Account and Certificate. The Corporation will at all times keep proper books of record and account and therein will make full, true and proper entries of all dealings and transactions in relation to the property, business and affairs of the Corporation; and such books shall at all reasonable times be open to inspection by the Trustee and its duly authorized agents. Such books of account shall at all times conform strictly to the Accounting Requirements. On or before April 30 of each year, the Corporation shall file with the Trustee a balance sheet as of the end of the preceding calendar year and a profit and loss statement for such year, together with other related statements and appropriate notes, and such statements shall be reviewed by independent certified public accountants whose certificates shall accompany them and who, together with the chief financial officer of the Corporation, shall further certify that such statements have been prepared strictly in accordance with the Accounting Requirements.

            Section 6.08. Certificate as to Compliance. On or before April 30, 1984, and on or before April 30 in each calendar year thereafter, the Corporation will deliver to the Trustee (1) an Officer's Certificate stating whether or not the Corporation is in default in the payment of the principal or interest on the Bonds or has knowledge of any Default, and, if so, specifying each such Default of which the signers have knowledge, and (2) a certificate of the firm of public accountants that prepared the financial statements for the Corporation for the immediately preceding fiscal year to the effect that such firm, in making the examination in connection with its report on such financial statements, has obtained no knowledge of any Default (or if knowledge of Default has been obtained, specifying each such Default), by the Corporation during such fiscal year in the observance, performance, or fulfillment of any of the terms, provisions, or conditions contained in this Indenture.

            Section 6.09.  Warranty of Title and Further
Assurances. The Corporation warrants that (a) the Corporation is lawfully seized and possessed of all the Mortgaged Property described or otherwise identified in the Granting Clauses hereof;






the Corporation has satisfactory title to the rights-of-way, leases, and servitudes described in said Granting Clauses, sufficient for the possession, maintenance and operation of the pipelines and related facilities described in said Granting Clauses; the Corporation has validly obtained the franchises and permits described in said Granting Clauses; and

            (b) subject to Permitted Encumbrances, the Mortgaged
Property on the date hereof is free and clear of any deed of trust, mortgage, lien, charge or encumbrance thereon or affecting the title thereto except the lien of this Indenture.

            The Corporation will from time to time execute, acknowledge and deliver any and all such further assurances, conveyances, mortgage, indentures supplemental hereto or assignments of property hereafter acquired by the Corporation as are required by the terms of this Indenture or as the Trustee may reasonably require to subject the property which is intended to be subject to the lien of this Indenture to the lien hereof.

            Section 6.10.  Paying Agents.

            (a) Duties of Paying Agent. In the event that the Corporation designates any Paying Agents hereunder, the Corporation will cause each such Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 6.10, that such Paying Agent will:

            (1) hold all sums by it as such agent for the payment of the principal of (and premium, if any) or interest on the Bonds in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as provided herein;

            (2) give the Trustee notice of any failure by the Corporation to make any payment of the principal of (and premium, if any) or interest on the Bonds when the same shall be due and payable; and

            (3) at any time during the continuance of an Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying
Agent.

            (b) Corporation as Paying Agent. If the Corporation shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on the Bonds, segregate and hold in trust for the benefit of the persons entitled thereto, a sum sufficient to pay such principal (and premium, if any) or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and the Corporation will notify the trustee of such action and of the payment of such funds or any failure to take such action or make such payment.






            (c) Holding Sums in Trust.  Anything in this Section
6.10 to the contrary notwithstanding, (i) the agreement to hold sums in trust as provided in this Section 6.10 is subject to the provisions of Section 6.01, and (ii) for the purposes of obtaining the discharge and satisfaction of this Indenture or for any other purpose, the Corporation may deliver, or by Corporation Order may cause any such Paying Agent to deliver, to the Trustee any sums so held in trust as aforesaid, such sums thereafter to be held upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent; and upon such payment the party making such payment shall be discharged from such trust.

            Section 6.11. Payment of Certain Charges. In the event of the failure of the Corporation in any respect to comply with the covenants contained in Section 6.02, 6.04 or 6.05 hereof or to keep the Mortgaged Property in repair and free of liens and other charges, other than Permitted Encumbrances, the Trustee or any Bondholder shall have the right (without prejudice to any other rights arising by reason of such Default) to advance or expend moneys for the purpose of performing such covenants on behalf of the Corporation. The Corporation shall be immediately notified of any such advance. All sums so advanced for any of the aforesaid purposes shall at once be repayable by the Corporation, shall bear interest at the current prime rate announced by the Trustee until paid, and shall be secured hereby having the benefit of the lien hereby created in priority to the Bonds.

            Section 6.12.  Appointment of Successor Trustee.
The Corporation, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint a Trustee in the manner and in conformity with the requirements specified in Section 9.10 hereof, so that there shall at all times be a Trustee hereunder.

            Section 6.13. Transaction with Affiliates. Subject to applicable regulatory requirements, the Corporation will not enter into or be a party to, any transaction or arrangement with any Affiliate (including without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Corporation's business and upon fair and reasonable terms no less favorable to the Corporation than would obtain in a comparable arm's length transaction with a Person other than an Affiliate.

            Section 6.14. Inspection of Mortgaged Properties. The Corporation will, subsequent to September 1, 1983, upon the written request of the holders of not less than 25% of the aggregate principal amount of Bonds then outstanding, which request shall be delivered to the Trustee and the Corporation, cause an inspection of the mortgaged Properties to be made by an Engineer (hereinafter in this Section referred to as the Inspecting Engineer) to be selected by the Corporation (and who may be employed by or affiliated with the Corporation) for the






purpose of determining the matters hereinafter provided to be set forth in the report of the Inspecting Engineer, and that the Corporation will grant such Inspecting Engineer access to the properties, books and records of the Corporation for the purpose of such inspection; but no such inspection shall be made within three years from the date of filing with the Trustee of the report of any such inspection previously made hereunder.

            The Inspecting Engineer, within a reasonable time from the date of his appointment, shall file with the Trustee, the Corporation and the holders of the Bonds a written report stating whether or not the Mortgaged Properties, as an operating system or systems, have been maintained in good repair and working order in accordance with the requirements of Section
6.04. If such report shall state that the Mortgaged Properties, as an operating system or systems, have not been so maintained, there shall be clearly stated in such report the character and extent of the estimated cost of making good, and the time, if longer than one year, reasonably required to make good, such deficiency in maintenance.

            The Corporation covenants and agrees with all reasonable speed and diligence to do such maintenance work as may be necessary to make good any deficiency in maintenance disclosed by the report of the Inspecting Engineer.

            All expenses, including (without limitation) the reasonable compensation of the Inspecting Engineer which may be incurred pursuant to the provisions of this Section, shall be paid by the Corporation.



                          ARTICLE SEVEN

              Bondholder's Lists and Reports by the
                   Corporation and the Trustee

            [The provisions of Section 7.02, 7.04, and 7.06 shall be operative as parts of this Indenture only with respect to the period after the date on which this Indenture is qualified under the Trust Indenture Act and until such date shall not be deemed a part hereof.]

            Section 7.01.  Corporation to Furnish Trustee and
Trustee to Preserve Lists of Bondholders.

            (a)  Duty to Furnish Lists.  The Corporation
covenants and agrees that it will furnish or cause to be furnished to the Trustee on July 1 of each year, beginning July 1, 1984, and at such other times as the Trustee may request in writing within thirty days after receipt by the Corporation of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Corporation as to the names and addresses of






the holders of Bonds obtained since the date as of which the next previous list, if any, was furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Bond Registrar. Any such list must be dated as of a date not more than fifteen days prior to the time such information is furnished or caused to be furnished and need not include information received after such date.

            (b) Trustee's Duty to Preserve List of Bondholders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the holders of Bonds (1) contained in the most recent list furnished to it as provided in Subsection (a) of this Section 7.01 and (2) received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Subsection (a) of this Section 7.01 upon receipt of a new list so furnished.

            Section 7.02. Transmittal of Information. If the holders of not less than 15% in aggregate principal amount of the Bonds then Outstanding hereunder (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Bond for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Bonds with respect to their rights under this Indenture or under the Bonds, and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

            (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of Subsection (b) of Section 7.01, or

            (2) inform such applicants as to the approximate number of holders of Bonds whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of Subsection (b) of Section 7.01, and as to the approximate cost of mailing to such Bondholders the form of proxy or other communication, if any, specified in such application.

            If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Bondholder whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of Subsection (b) of Section 7.01, a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of






the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of the Bonds or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Bondholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            Section 7.03.  Corporation's and Trustee's
Accountability for Disclosure. Each and every holder of the Bonds, by receiving and holding the same, agrees with the Corporation and the Trustee that neither the Corporation nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Bondholders in accordance with the provisions of
Section 7.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02.

            Section 7.04.  Reports to be Filed With Trustee and
Commission.  The Corporation covenants and agrees:

            (a) To file with the Trustee within fifteen days after the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Corporation may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Corporation is not then required to file information, documents or reports pursuant to either of such section, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports as may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (b) To file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Corporation with






the conditions and covenants provided or in this Indenture as may be required from time to time by such rules and regulations; and

            (c) To transmit to the holders of Bonds within thirty days after the filing thereof with the Trustee, in the manner and to the extent provided in Subsection (c) of Section
7.06 with respect to reports pursuant to Subsection (a) of
Section 7.06, such summaries of any information, documents, opinions and reports required to be filed by the Corporation pursuant to this Section 7.04 and Section 7.05 as may be required by rules and regulations prescribed from time to time by the Commission.

            Section 7.05.  Opinions of Counsel to be Filed With
Trustee.  The Corporation covenants and agrees:

            (a) To file with the Trustee, promptly after execution and delivery of this Indenture, an opinion of Counsel either stating that in the opinion of such counsel this Indenture has been properly recorded and filed so as to make effective the lien intended to be created hereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such lien effective; and

            (b) To file with the Trustee on April 30 in each year, beginning with the year 1984, an Opinion of Counsel, dated as of April 30 of such year, either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording, and refiling of this Indenture and of each supplemental indenture or other instrument of further assurance, including, without limitation, financing statements, as is necessary to maintain the lien of this Indenture, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien.

            Section 7.06.  Trustee's Report to Bondholders.

            (a) The term "reporting date," as used in this section, shall be May 15 in each year beginning with the year 1984. Within sixty days after the reporting date in each year, so long as any of the Bonds are outstanding hereunder, the Trustee shall transmit to the Bondholders, in the manner provided in Subsection (c) of this Section 7.06, a brief report dated as of such reporting date with respect to:

            (1) its eligibility under Section 9.09, and its qualifications under Section 9.08, if then operable, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

            (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) that remain unpaid






on the reporting date, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Bonds on any property or Funds held or collected by it as Trustee, if such advances so remaining unpaid aggregate more than one-half of one percent of the principal amount of the Bonds Outstanding on the reporting date;

            (3) the amount, interest rate, and maturity date of all other indebtedness owing by the Corporation to the Trustee in its individual capacity, on the reporting date, with a brief description of any property held as collateral security thereof, except any indebtedness based upon a creditor relationship arising in any matter described in Subsections (b), (c), (d) or
(f) of Section 9.14;

            (4) the property and funds, if any, physically in the possession of the Trustee as such on the reporting date;

            (5) any release, or release and substitution, of property subject to the lien of this Indenture (and the consideration therefor, if any) that the Trustee has not previously reported; provided however, that, to the extent that the aggregate value as shown by the release papers of all of such released properties does not on the reporting date exceed 1% of the principal amount of Bonds Outstanding on the reporting date, the report need only indicate the number of such releases, the total value of property released, the aggregate amount of cash received and the aggregate value of property received in substitution therefor, all as shown by the release papers.

            (6) any additional issue of Bonds that the Trustee has not previously reported; and

            (7) any action taken by the Trustee in the performance of its duties under this Indenture that it has not previously reported and that in its opinion materially affects the Bonds, except action in respect of a Default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 8.09.

            (b) the Trustee shall transmit to the Bondholders, in the manner provided in Subsection (c) of this Section 7.06, a brief report with respect to:

            (1) the release, or release and substitution, of property subject to the lien of this Indenture (and the consideration therefor, if any) unless the fair value of such property, as set forth in the certificate or opinion required by Subsection (b) of Section 14.03, is less than 10% of the principal amount of Bonds Outstanding at the time of such release, or such release and substitution, such report to be so transmitted within ninety days after such time; and

            (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the






making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of Subsection
(a) of this Section 7.06 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Bonds on property or funds held or collected by it as Trustee, and that it has not previously reported pursuant to this subsection, such report to be transmitted within ninety days after such time; provided, however, that the Trustee shall not be required, but may elect, to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Bonds Outstanding at such time;

            (c) Reports pursuant to this Section 7.06 shall be transmitted by mail to all Bondholders as their names and addresses appear in the Bond Register.

            (d) A copy of each such report shall, at the time of such transmission to Bondholders, be filed by the Trustee with the Corporation, with each national securities exchange upon which the Bonds are listed (if so listed) and also with the Commission, if at the time required. The Corporation agrees to notify the Trustee when and as the Bonds become listed on any national securities exchange.


                          ARTICLE EIGHT

                   Remedies of the Trustee and
                 Bondholders on Event of Default

            Section 8.01.  Events of Default Defined;
Acceleration of Maturity; Rescission and Annulment. In case one or more of the following events (herein called Events of Default) shall have occurred and be continuing for any reason whatsoever (as whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law of otherwise), that is to say:

            (a) default in the payment of any installment of interest upon any Bond, when the same shall become due and payable, and continuance of such default for a period of five days; or

            (b) default in the payment of the principal of (and premium, if any, on) any Bond as and when the same shall become due and payable whether at maturity, upon redemption, by declaration, or as otherwise herein provided; or

            (c) default in the payment of any sinking fund installment provided for in this Indenture or in any Bond as and when the same shall become due and payable; or








            (d) default on the part of the Corporation in the performance of any other of the covenants or agreements on the part of the Corporation in any Bonds or in this Indenture contained and continuance of such default for a period of thirty days after the date on which written notice specifying such default, stating that such notice is a Notice of Default hereunder, and requiring the same to be remedied, shall have been given to the Corporation by the Trustee, or to the Corporation and the Trustee by the holders of at least 15% in principal amount of the Bonds at the time Outstanding; or

            (e) default on the part of the Corporation in the payment of the principal of or interest on any indebtedness of the Corporation for borrowed money as and when the same shall become due and payable by the lapse of time, by declaration, or call for redemption or otherwise, and such default shall continue beyond the period of grace, if any, allowed with respect thereto; or

            (f) default on the part of the Corporation in the performance of any of the covenants or agreements on the part of the Corporation in any indenture, agreement or other instrument under which any indebtedness of the Corporation for borrowed money may be issued and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of any indebtedness of the Corporation outstanding thereunder and such indebtedness shall have been accelerated; or

            (g) the entry of an order for relief or of a decree or order by a court having jurisdiction in the premises (1) adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Corporation or any of the indebtedness of the Corporation under the federal bankruptcy laws or any other similar, applicable federal or state law, or (2) appointing, on the ground of insolvency or bankruptcy, a custodian, receiver, liquidator, trustee or assignee in bankruptcy or insolvency of the Corporation or of any substantial part of its property, or for the winding up or liquidation of its affairs, and the continuance of such decree or order unvacated and unstayed for a period of thirty days; or

            (h) the Corporation shall apply for an order for relief or shall institute proceedings to be adjudicated a voluntary bankrupt or insolvent, or shall consent to the filing of a bankruptcy proceeding or insolvency proceeding against it, or shall file a petition or answer or consent seeking reorganization under the federal bankruptcy laws or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment on the ground of insolvency or bankruptcy of a custodian or receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of any substantial part of it property, or shall make a general assignment for the benefit of creditors or







shall admit in writing its inability to pay its debts generally as they become due; or

            (i) if final judgment for the payment of money in excess of $5O,OOO shall be entered against the Corporation and such judgment shall remain unsatisfied and the execution thereof shall remain unstayed for a period of sixty days after the entry of such judgment and receipt of actual notice thereof by the Corporation, or such judgment shall remain unsatisfied for a period of sixty days after termination of any stay of execution thereon entered within such sixty day period;

then, and in each and every such case, the Trustee may, if it shall have knowledge of an Event of Default, and if directed by the holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding hereunder shall, declare the principal of all the Bonds to be due and payable immediately, by notice in writing to the Corporation and, upon any such declaration, the same shall become and shall be immediately due and payable, anything in this Indenture or in the Bonds contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Bonds shall have been so declared due and payable, but before any foreclosure sale of the Mortgaged Property, or any part thereof, shall have been made under this Article, or any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,

            1. The Corporation shall pay or shall deposit with the Trustee a sum sufficient to pay:

            a) All matured installments of interest upon all the Bonds; and

            (b) The principal of (and premium, if any, on) any and all Bonds that shall have become due otherwise than acceleration (with interest at the rate or rates expressed in the Bonds to the date of such payment or deposit); and

            (c) To the extent that payment of such interest is enforceable under applicable law, and if provided for in any of the Bonds, interest upon overdue installments of interest at the rate or rates expressed in such Bonds to the date of such payment or deposit; and

            (d) The amount payable to the Trustee under Section
9.06; and

            2. Any and all Events of Default, other than the nonpayment of principal on Bonds that shall have become due solely by such declaration of acceleration, shall have been remedied or waived as provided in Section 8.08, then and in the event the holders of a majority in aggregate principal amount of the Bonds then Outstanding, by written notice






to the Corporation and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereof.

            Section 8.02. Covenant to Make Payments upon Default. The Corporation covenants that if the principal and interest on any Bond shall have become due and payable by reason of the exercise by the Trustee of the right of acceleration as stated in Section 8.01 hereof, then, upon demand of the Trustee, the Corporation will promptly pay to the Trustee, for the benefit of the holders of the Bonds, the whole amount that then shall become due and payable on all such Bonds for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law and if provided for in the Bonds) upon overdue installments of interest at the rate or rates expressed in the Bonds; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 9.06.

            Section 8.03.  Remedies in Case of Default.  In case
the Corporation shall fail to comply with the provisions of
Section 8.02, the Trustee may and, if directed by the holders of a majority in aggregate principal amount of the Bonds
Outstanding, shall

            (a) take possession and charge of all the Mortgaged Property, including the books, papers and accounts of the Corporation, and likewise take possession of any and all Excepted Property then on hand, and having and holding the same, may operate and manage the same, and from time to time to make all needful repairs and such extensions, additions and improvements as to the Trustee shall seem wise; and may receive the rents, revenues, issues, earnings, income and profits thereof, and out of the same may pay all proper costs and expenses of so taking, holding and managing the same, including reasonable compensation to the Trustee, its agents and counsel, and any charges of the Trustee hereunder, and any taxes and assessments and other charges prior to the lien of this Indenture that the Trustee may deem it wise to pay, and all expenses of such repairs, extensions, additions and improvements, and to apply the remainder of the moneys so received by the Trustee, first, to the payment of the installments of interest that are due and unpaid, in the order of their maturity, and next, if the principal of any of the Bonds is due, to the payment of the principal and accrued interest thereon at the same rate as is expressed in the Bonds pro rata without any preference or priority whatever, except as aforesaid; provided, however, that whenever all that is due upon such Bonds and under any of the terms of this Indenture shall have been paid and all Defaults made good, the Trustee shall surrender possession to the Corporation, its successors or assigns, but the same right of entry, however, shall exist upon any subsequent Event of Default; or






            (b) by such officer or agent as it may appoint, with or without entry, sell all the Mortgaged Property as an entirety, or in such parcels as the holders of a majority in principal amount of the Bonds Outstanding hereunder shall in writing request, or in the absence of such request, as the Trustee may determine, at the office of the Trustee in Denver, Colorado, having first given written notice of such sale to the Corporation by certified mail to the address specified in Section 20.05 at least fourteen days before such sale and having given further notice of such sale by publication, in an Authorized Newspaper, of the time, place and terms of sale, once a week for four successive weeks; the Trustee may from time to time adjourn such sale in its discretion by announcement at the time and place fixed for such sale without further notice; and upon such sale the Trustee may make and deliver to the purchaser or purchasers good and sufficient bills of sale, deeds, or other conveyances for the same (for which purposes the Trustee is hereby irrevocably appointed the true and lawful attorney of the Corporation, in its name and stead, to make such conveyances), which sale shall be a perpetual bar, both at law and in equity, against the Corporation and all persons, firms and corporations lawfully claiming or who may claim by, through or under it; or

            (c) in its own name and as trustee of an express trust proceed to protect and enforce its rights and the rights of the holders of the Bonds under this Indenture by a suit or suits in equity or at law for:

            (1) collection of sums due and unpaid upon the Bonds;

            (2) the specific performance of any covenant or agreement contained herein;

            (3) the foreclosure of this Indenture; or

            (4) the enforcement of any other appropriate legal or equitable remedy (including the appointment of a receiver) as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of its rights and the rights of the holders of Bonds under this Indenture;

and prosecute any such suit, action or proceeding to judgment or final decree, and, thereupon, cause such judgment or final decree to be enforced in the manner provided by law, including, where authorized or permitted, the collection out of any property, wherever situated, of the Corporation (or other obligor upon the Bonds) of any moneys adjudged or decreed to be payable.

            In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver, rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case






the Corporation and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Corporation and the Trustee shall continue as though no such proceedings had been taken.

            Upon any sale being made either under the power of sale hereby given or under judgment or decree in any judicial proceedings or foreclosure or otherwise for the enforcement of this Indenture, the principal of all Bonds then Outstanding, if not previously due, and the interest accrued thereon, shall at once become and be immediately due and payable.

            Section 8.04. Trustee's Powers. The Trustee shall have all the powers, rights and privileges as may be required and reasonably necessary to perform, accomplish and comply with the duties, obligations and undertakings required or permitted by this Indenture to be made, kept and performed by the Trustee.

            Further, in case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition, or other similar judicial proceedings affecting the Corporation, any other obligor on the Bonds, or the creditors or property of either, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and the Bondholders allowed in any judicial proceeding relative to the Corporation, or any other obligor on the Bonds, or it creditors or its property, for the entire amount due and payable by the Corporation or such other obligor under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Corporation or such other obligor after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 9.06; and any receiver, assignee or trustee in bankruptcy, or reorganization is hereby authorized by each of the Bondholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it under
Section 9.06.

            All rights of action and of asserting claims under this Indenture, or under any of the Bonds, may be enforced by the Trustee without the possession of any of the Bonds, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the pro rata benefit of the holders of the Bonds then Outstanding issued under the terms of this Indenture and supplements thereto.








            In case of a Default or Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

            Section 8.05. Application of Moneys by Trustee. Any moneys collected by the Trustee pursuant to this Article Eight shall be applied in the order following at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest:

            FIRST: To the payment of costs and expenses of collection, and of all amounts payable to the trustee under
Section 9.06;

            SECOND: In case the principal of any of the Outstanding Bonds shall not have become due, to the payment of interest thereon, in the order of maturity of the installments of such interest, with interest (if such interest has been collected by the Trustee) upon the overdue installments of interest at the rate per annum expressed in the Bonds, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            THIRD: In case the principal of any of the Outstanding Bonds shall have become due, by acceleration or otherwise, to the payment of the whole amount then owing and unpaid upon the Bonds for principal (and premium, if any) and interest, with interest on the overdue principal (and premium, if any) and (if such interest has been collected by the Trustee) upon overdue installments of interest at the rate per annum expressed in the Bonds; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Bonds, then to the payment of such principal (and premium, if any) and interest, without preference or priority of principal (and premium, if any), over interest, or of interest over principal (and premium, if any), or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably to the aggregate of such principal (and premium, if any) and accrued and unpaid interest; and

            FOURTH: To the payment of the remainder, if any, to the Corporation, its successor or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

            Section 8.06.  Limitation on Suits; Preservation of
Rights to Payment and to Sue.






            (a) No holder of any Bond shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law against the Corporation, upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder against the Corporation, unless

            (1) such holder previously shall have given to the Trustee written notice of Default and of the continuance of the Event of Default therein specified, as hereinbefore provided;

            (2) the holders of not less than 25% in principal amount of the Bonds then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder;

            (3) the parties making such request shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; and

            (4) the Trustee for thirty days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding;

it being understood and intended, and being expressly covenanted by the taker and holder of every Bond with every other taker and holder and the Trustee that no one or more holders of Bonds shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb, or prejudice the rights of the holders of any other Bonds, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Bonds. For the protection and enforcement of the provisions of this Section 8.06, each and every Bondholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            (b) withstanding any other provisions of this Indenture, however, the right of any holder of any Bond to receive payment of the principal of (including any sinking fund payment due thereon) and premium, if any, and interest on such Bond, on or after the maturity date (or sinking fund payment date) expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such dates, shall not be impaired or affected without the consent of such holder.

            Section 8.07. Remedies Cumulative. All powers and remedies given by this Article Eighth to the Trustee or to the Bondholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Bonds, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements






contained in this Indenture, and no delay or omission of the Trustee or any holder of any Bond to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provision of Section 8.06, every power and remedy given by this Article Eight or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Bondholders.

            Section 8.08. Rights of Bondholders to Direct Trustee; Waivers. The holders of a majority in aggregate principal amount of the Bonds at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee. The holders of a majority in principal amount of the Bonds at the time Outstanding may on behalf of the holders of all of the Bonds waive any Default or Event of Default and its consequences, except a Default in the payment of the principal of (including any sinking fund payment), or premium or interest on, any of the Bonds as and when the same shall become due by the terms of such Bonds, or a call for redemption, which may be waived only by written consent of each holder of any Bond so in Default. In the case of any waiver accomplished pursuant to this Section 8.08, such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose hereof, and the Corporation, the Trustee and the holders of the Bonds shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

            Section 8.09. Notice by Trustee of Defaults. The Trustee shall, within thirty days after the occurrence of an Event of Default of which it shall have knowledge, give to the Bondholders, in the manner provided in Subsection (c) of Section
7.06 (regardless of whether such Section is then in effect), notice of all Defaults known to the Trustee, unless such Defaults shall have been cured before the giving of such notice; provided, that except in the case of default in the payment of the principal of (or premium, if any), interest on or sinking fund payment relative to any of the Bonds, the Trustee shall be protected in withholding such notice if and so long as the Trustee and the Board of Directors, the executive committee, or a trust committee composed of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Bondholders.

            Section 8.10. Costs of Suit. The Corporation, the Trustee and each holder of any Bond, by his acceptance thereof, agree that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in






such suit of an undertaking to pay the cost of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provision of this Section 8.10 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder or group of Bondholders holding in the aggregate more than 25% in principal amount of the Bonds Outstanding, or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Bond, on or after the respective due dates expressed in such Bond.


                           ARTICLE NINE

                           The Trustee

            Section 9.01.  Certain Duties and Responsibilities.

            (a) except during the continuance of an Event of Default of which the Trustee shall have knowledge,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

            (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or mpinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise thereof, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) This Subsection shall not be construed to limit the effect of Subsection (a) of this Section;







            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

            (4) Whether or not an Event of Default shall have occurred, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02.  Certain Rights of the Trustee.
Subject to and except as otherwise provided in Section 9.01:

            (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, coupon, note or other paper or document believed by it to been genuine and to have been signed or presented by the proper party or parties;

            (b) Any request, direction, order or demand of the Corporation mentioned herein shall be sufficiently evidenced by a Corporation Order or Corporation Request and any resolution of the Board of Directors of the Corporation shall be sufficiently evidence to the Trustee by a Board Resolution;

            (c) The Trustee may consult with counsel and the advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by ithereunder in good faith and in reliance thereon;

            (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to the provisions of this Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; subject to the provisions of
Section 9.01(c)(4), nothing herein contained shall, however, relieve the Trustee of the obligation, upon the continuance of an Event of Default, to exercise such of the rights and powers






vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

            (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

            (f) The Trustee shall not be liable, in case of entry by it upon the Mortgaged Property, for debts contracted or liabilities or damages incurred in the management or operation thereof; and

            (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            Section 9.03. Trustee Not Responsible for Certain Matters. The recitals contained herein and in the Bonds, except the Trustee's certificates of authentication, shall be taken as the statements of the Corporation, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of any Indenture supplemental hereto or of any Bond. The Trustee shall not be accountable for the use of or application by the Corporation of any Bonds or of the proceeds of any Bonds or for the use or application of any Trust Moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any Paying Agent other than the Trustee. The Trustee shall not be deemed to have knowledge of any Default or Event of Default unless and until a Responsible Officer shall have actual knowledge thereof or the Trustee shall have received written notice thereof from the holder of any Bond or the Corporation.

            Section 9.04.  Trustee's Relationship with
Corporation. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Section 9.08, 9.13 and 9.14, if operative, may otherwise deal with the Corporation with the same rights it would have if it were not the Trustee.

            Section 9.05.  Trust Moneys.  Subject to the
provisions of Section 17.04, all Trust Moneys, as defined in
Section 17.01., shall, until applied as herein provided, be held in trust by the Trustee for the purposes for which they were received but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any Trust Moneys except such as it may agree with the Corporation to pay thereon. Except during the continuance of an Event of Default, all Interest so agreed to be







paid on any Trust Moneys shall be paid from time to time upon Corporation Order.

            Section 9.06.  Trustee's Compensation.  The
Corporation covenants and agrees to pay to the Trustee from time to time reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it hereunder, and the Corporation will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the expenses and disbursements of the Trustee's counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advances as may arise from the Trustee's negligence or bad faith. The Corporation also covenants to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in connection with the performance of its duties or exercise of its rights hereunder. The obligations of the Corporation under this Section 9.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured under this Indenture by a lien prior to that of the Bonds upon all property and funds held or collected by the Trustee as such.

            Section 9.07. Reliance on Officer's Certificates by Trustee and Other Persons. Except as otherwise provided in
Section 9.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee. The agents and representatives of the Trustee and any experts or counsel whose opinions are required or permitted to be delivered to the Trustee for any purpose hereunder shall likewise be fully warranted in relying and acting upon the existence of any matters proved or established by any such certificate delivered to any such expert or counsel (unless other evidence in respect thereof be herein specifically described).

            Section 9.08.  Conflicting Interests of Trustee.

            [The provision of this Section 9.08 shall be operative as a part of this Indenture only on and after the date that this Indenture is qualified under the Trust Indenture Act, and until such date shall not be deemed a part hereof.]








            (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in Section
9.10.

            (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Trustee shall, within ten days after the expiration of such ninety day period, transmit notice of such failure to the Bondholders in the manner and to the extent provided in Subsection (c) of Section 7.06.

            (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if:

            (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the corporation are outstanding, unless such indenture is a collateral trust indenture under which the only collateral consist of Bonds issued under this Indenture; provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Corporation are outstanding, if the Corporation shall have sustained the burden or proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of the indentures;

            (2) the Trustee, or any of its directors or executive officers, is an obligor upon the Bonds or an underwriter for the Corporation;

            (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Corporation or an underwriter for the Corporation;

            (4) the Trustee, or any of its directors or executive officers, is a director, officer, partner, employee, appointee or representative of the Corporation, or of an underwriter (other than the Trustee itself) for the Corporation who is currently engaged in the business of underwriting, except that (A) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Corporation, but may not be at the same time an executive officer of both the Trustee and the Corporation; and (B) if and so long as the number of directors of the Trustee in office is more than nine (9), one (1) additional






individual may be a director or an executive officer, or both, of the Trustee and a director of the Corporation; and (C) the Trustee may be designated by the Corporation or by an underwriter for the Corporation to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of Paragraph (1) of this Subsection (c), to act as trustee whether under an indenture or otherwise;

            (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Corporation or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Corporation or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

            (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation that is in default (as hereinafter in this Subsection (c) defined), (A) 5% or more of the voting securities or 10% or more of any other class of security, of the Corporation, not including the Bonds Outstanding and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Corporation;

            (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation that is in default (as hereinafter in this Subsection (c) defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% of more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Corporation;

            (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection (c) defined, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Corporation; or

            (9) the Trustee owns on May 15, in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under Paragraph (6), (7), or (8) of this Subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate that included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to






the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15, in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of May 15. If the Corporation fails to make payment in full of principal of, or premium, if any, or interest on any of the Bonds when and as the same become due and payable, and such failure continues for five days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such five day period, and after such date, notwithstanding the foregoing provisions of this Paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of Paragraphs (6), (7) and (8) of this Subsection (c).

            The specification of percentages in Paragraphs (5) to (9), inclusive, of this Subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of Paragraph (3) or (7) of this Subsection (c).

            For the purposes of Paragraphs (6), (7), (8) and (9) of this Subsection (c) only

            (A) the terms security and securities shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness;

            (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for five days or more and shall not have been cured; and

            (C) the Trustee shall not be deemed to be the owner or holder of

            (i) any security that it holds as collateral security (as trustee or otherwise) for an obligation that is not in default as defined in Subparagraph (B) above,

            (ii) any security that it holds as collateral security under this Indenture, irrespective of any default hereunder, or

            (iii) any security that it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.






            Except as above provided, the word security or securities as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, or, in general, any interest or instrument commonly known as a security, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

            (d) For the purposes of this Section:

            (1) The term underwriter when used with reference to the Corporation shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Corporation with a view to, or has offered or sold for the Corporation in connection with, the distribution of any security of the Corporation outstanding at such time or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

            (2) The term director shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

            (3) The term person shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term trust shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (4) The term voting security shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (5) The term Corporation shall mean any obligor under the Bonds.








            (6) The term executive officer shall mean the president, every vice-president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the Board of Directors unless he is also the chief executive officers.

            (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

            (1) A specified percentage of the voting securities of the Trustee, the Corporation or any other person referred to in this Section (each of whom is referred to as a person in this paragraph) mean such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes that the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

            (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

            (3) The term amount, when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

            (4) For the purposes of this Section 9.08, the term outstanding means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

            (A) Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

            (B) Securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

            (C) Securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;

            (D) Securities held in escrow if placed in escrow by the issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.






            (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided further that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

            Section 9.09.  Corporate Trustee Required;
Eligibility. There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the State of Colorado or of the United States of America authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least Twenty-Five Million Dollars subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.10.

            Section 9.10.  Resignation and Removal of Trustee;
Appointment of Successor.

            (a) The Trustee, or any successor hereafter appointed, may at any time resign by giving written notice thereof to the Corporation and by publishing notice of such resignation, which notice shall be published at least once in an Authorized Newspaper. Upon receiving the notice resignation of the Trustee, the Corporation shall promptly appoint a successor trustee by a Board Resolution, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no instrument of acceptance by a successor Trustee shall have been delivered to the resigning Trustee within thirty days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Bondholder who has been a bona fide holder of a Bond or Bonds for at least six months may, subject to the provisions of Section 8.10, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.







            (b) If at any time any of the following shall occur:

            (1) the Trustee, after qualification of the Indenvure under the Trust Indenture Act, shall fail to comply with the provisions of Subsection (a) of Section 9.08 after written request therefor by the Corporation or by any Bondholder who has been a bona fide holder of a Bond or Bonds for at least six months; or

            (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.09 and shall fail to resign after written request therefor by the Corporation or by any such Bondholder; or,

            (3) the Trustee shall become incapable of acting, or shall be adjusted a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of it property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Corporation may remove the Trustee and appoint a successor Trustee by Corporation Order in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of this Section 9.10, any Bondholder who has been a bona fide holder of a Bond or Bonds for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon after such notice, if any, as it may deem proper remove the Trustee and appoint a successor Trustee.

            (c) The holders of a majority in aggregate principal amount of the Outstanding Bonds may at any time remove the Trustee and appoint a successor Trustee.

            (d) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Section shall become effective until the acceptance of appointment by the successor Trustee as provided in Section 9.11.

            Section 9.11.  Acceptance of Appointment by
Successor. Every Trustee appointed as provided in Section 9.10 shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of to the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligation of the retiring Trustee hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Corporation or of the successor Trustee, the retiring Trustee shall, upon payment of any amounts then due it pursuant to any of the provisions hereof, execute and deliver






an instrument transferring to such successor Trustee all the estate, properties, rights, powers, and trust of the returning Trustee and shall assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its liens, if any, provided for in Sections 6.11 and 9.06 hereof. Upon request of any such successor Trustee, the Corporation shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such estates, properties, rights, powers and trusts.

            No successor Trustee shall accept appointment as provided in this Section 9.11 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 9.08, to the extent operable, and eligible under the provisions of Section 9.09.

            Upon acceptance of appointment by a successor
Trustee as provided in this Section 9.11, the Corporation shall publish notice of the succession of such Trustee hereunder at least once in an Authorized Newspaper. If the Corporation fails to publish such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be published at the expense of the Corporation.

            Section 9.12.  Successor to Trustee.  Any
corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 9.08, to the extent operable, and eligible under the provisions of Section 9.09 without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In any such case such successor shall forthwith make a report to Bondholders of the character required by Paragraph (1) of Subsection (a) of Section 7.06, to extent operable, in the manner provided in that Section.

            Section 9.13.  Trustee as Creditor of the
Corporation.

            [The provisions of this Section 9.13 and Sections
9.14 and 9.15 shall be operative as a part of this Indenture only with respect to the period after the date on which this Indenture is qualified under the Trust Indenture Act, and until such date shall not be deemed a part hereof.]

            (a) Subject to the provisions of Section 9.14, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Corporation within four months prior to a default, as defined in Section 9.15, or






subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Bonds and the holders of any indenture securities, as defined in Section 9.15:

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four month period and valid as against the Corporation and its other creditor, except any such reduction resulting from the receipt or disposition of any property described in Paragraph (2) of this Subsection, or from the exercise of any right of set-off that the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Corporation upon the date of such default; and

            (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Corporation and its other creditors in such property or such proceeds.

            (b) Nothing herein contained. however, shall affect the right of the Trustee:

            (1) to retain for its own account (a) payment made on account of any such claim by any person (other than the Corporation) who is liable thereon, (b) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and
(c) distributions made in cash, securities or other property in respect of claims filed against the Corporation in bankruptcy or receivership or in proceedings for reorganization pursuant to the National Bankruptcy Act or applicable state law;

            (2) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four month period.

            (3) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security or any such claim, if such claim was created after the beginning of such four month period and such property was received as security therefor simultaneously with the creation thereon, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Section 9.15, would occur within four months; or

            (4) to receive payment on any claim referred to in Paragraph (2) or (3), against the release of any property held as security for such claim as provided in such Paragraph (2) or (3),






as the case may be, to the extent of the fair value of such property.

            For the purposes of Paragraph (2), (3) and (4), property substituted after the beginning of such four month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

            (c) If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Bondholders and the holders of other indenture securities in such manner that the Trustee, the Bondholders and the holders of other indenture securities realize, as a result of payments form such special account and payments of dividends on claims filed against the Corporation in bankruptcy or receivership or in proceedings for reorganization pursuant to the National Bankruptcy Act or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by the Trustee from the Corporation of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Bondholders and the holders of other indenture securities, dividends on claims filed against the Corporation in bankruptcy or receivership or in proceedings for reorganization pursuant to the National Bankruptcy Act or applicable state law, but after crediting thereon receipt on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term dividends shall include any distribution with respect to any such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the National Bankruptcy Act or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Bondholders and the holders of other indenture securities, in accordance with provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Bondholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such






special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee who has resigned or been removed after the beginning of such four month period shall be subject to the provisions of this Section 9.13 as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four month period, it shall be subject to the provisions of this Section 9.13 if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim that would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such four month period; and

            (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

            Section 9.14.  Excluded Creditor Relationships.
There shall be excluded from the operation of Section 9.13 a creditor relationship arising from:

            (a) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the
Trustee:

            (b) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property that shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Bondholders at the time and in the manner provided in this Indenture;

            (c) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (d) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Section 9.15;

            (e) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, that is directly or indirectly a creditor of the Corporation; or








            (f) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations that fall within the classification of self-liquidating paper as defined in Section 9.15.

            Section 9.15.  Particular Definitions.
Notwithstanding any definition contained elsewhere in this Indenture, for the purposes of Sections 9.13 and 9.14:

            (a) The terms default shall mean any failure to make payment in full of the principal or interest upon any of the Bonds or upon the other indenture securities when and as such principal or interest becomes due and payable.

            (b) The term other indenture securities shall mean securities upon which the Corporation is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) that contains provisions substantially similar to the provisions of Section 9.13, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

            (c) The term cash transaction shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

            (d) The term self-liquidating paper shall mean any draft, bill of exchange, acceptance or obligation that is made, drawn, negotiated or incurred by the Corporation for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and that is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Corporation arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

            (e) The term Corporation shall mean any obligor upon the Bonds.

            Section 9.16.  Separator or Co-Trustee Powers. At
any time or times, for the purposes of conforming to any legal requirements, restrictions or conditions in any state in which any part of the Trust Estate may be located, the Corporation and the Trustee shall have power to appoint, and, upon the request of the Trustee, the Corporation shall for such purpose join with the Trustee in the execution, delivery and performance of any instruments and agreements necessary or proper to appoint, another corporation or one or more persons, approved by the Trustee, to act either as separate trustee or trustees or as co-






trustee or co-trustees jointly with the Trustee of all or any part of the Trust Estate.

            Such separate trustee or trustees or co-trustee or co-trustees shall have such powers and duties as shall be conferred or imposed by the terms of its or their appointment; but every such separate trustee or co-trustee shall, to the extent permitted by law, be appointed subject to the following provisions and conditions, namely:

            (1) Bonds issued hereunder shall be authenticated and delivered, and all powers, duties, obligations and rights conferred upon the Trustee in respect of the custody of all obligations and other securities and of all cash pledged or deposited hereunder shall be exercised, solely by the Trustee or its successor in the trust hereunder, and any moneys at any time coming into the hands of any such separate trustee or trustees or co-trustee or co-trustees shall be at once paid over to the Trustee or its successor in the trust hereunder;

            (2) No power shall be exercised hereunder by any such separate trustee or trustees or co-trustee or co-trustees except jointly or with the consent in writing of the Trustee or its successor in the trust hereunder;

            (3) The Corporation and the Trustee or its successor in the trust hereunder, at any time by an instrument in writing executed by them jointly, may remove any separate trustee or co-trustee appointed under this Section 9.16, and may likewise and in like manner appoint a successor to such separate trustee or co-trustee so removed or who shall resign or become incapable of acting, anything herein contained to the contrary notwithstanding; and

            (4) Any notice, request or other writing delivered solely to the Trustee or its successor in the trust hereunder shall be deemed to have to have been delivered to all of the trustees as effectually as if delivered to each of them.



                           ARTICLE TEN

                    Concerning the Bondholders

            Section 10.01.  Evidence of Action.  Any request,
demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by

            (a) an instrument or any number of instruments of similar tenor executed by such Bondholders in person or by agent or proxy appointed in writing, or








            (b) the record of the holders of Bonds voting in favor thereof at any meeting of Bondholders duly called and held in accordance with the provision of Article Eleven, or

            (c) a combination of such instrument or instruments and any such record of such a meeting of Bondholders; and, except as herein otherwise expressly provided, such action shall become effective where such instrument or instruments or record, or combination of both, are delivered to the Trustee, and, where expressly required hereby, to the Corporation.

            Section 10.02.  Proof of Execution.

            (a) Subject to the provisions of Section 9.01, proof of the execution of any instrument by a Bondholder or his agent or proxy and proof of the holding by any person of any of the Bonds shall be sufficient if made in the following manner:

            The fact and date of the execution by any such person of any instrument may be proved by (1) the certificate of any notary public, or other officer of any jurisdiction within the United States of America authorized to take acknowledgments of deeds to be recorded in such jurisdiction, that the person executing such instrument acknowledged to him the execution thereof, or (2) an affidavit of a witness to such execution sworn to before any such notary or other such officer, or (3) the guarantee of the signature of such person by any trust company, commercial bank or member of a national stock exchange. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

            The fact and date of the execution of any such instrument and the amount and numbers or other designations of Bonds held by the persons so executing such instrument may also be proved in any other manner that the Trustee may deem sufficient, and the Trustee may require such additional proof of any matter referred to in this Section 10.02 as it shall deem necessary.

            (b) The ownership of any Bond shall be proved by the Bond Register.

            (c) The record of any Bondholders' meeting shall be proved in the manner provided in Section 11.06.

            Section 10.03. Effect of Actions by Holders of Bonds. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 10.01, of the taking of any action by the holders of Bonds, any holder of a Bond or Bonds who has consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 10.02, revoke such action so far as concerns such Bond or Bonds. Except as aforesaid, any such action taken by the holder of any






Bond shall be conclusive and binding upon such holder and upon all future holders and owners of the same Bond, and of any Bond issued upon the transfer thereof or in exchange therefor or in place thereof, in respect of anything done or suffered to be done by the Trustee or the Corporation in reliance thereon, whether or not any notation in regard thereto is made upon such Bond.


                          ARTICLE ELEVEN

                      Bondholders' Meetings

            Section 11.01.  Purposes.  A meeting of Bondholders
may be called at any time and from time to time pursuant to the provision of this Article Eleven for any of the following purposes:

            (a) To give any notice to the Corporation or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Bondholders pursuant to any of the provisions of Article Ten;


            (b) To remove the Trustee and appoint a successor
Trustee pursuant to the provisions of Article Nine;

            (c) To consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of
Section 12.02; or

            (d) To take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Bonds under any provision of this Indenture or under applicable law.

            zing the action proposed to be taken at such meeting, shall be published by the Trustee at least once in an Authorized Newspaper, the first publication to be not less than twenty nor more than ninety days prior to the date fixed for the meeting. In addition, the Trustee shall give written notice by certified mail to the Corporation and to each Bondholder setting forth the information above stated not less than twenty days nor more than ninety days prior to the date fixed for the meeting and addressed to the Bondholders at the addresses maintained by the Trustee under Article Six hereof.

            Section 11.03. Call of Meetings by Corporation or Bondholders. In case at any time (i) the Corporation, pursuant to a Board Resolution, or (ii) the holders of at least 10% in aggregate principal amount of the Bonds Outstanding shall have requested the Trustee to call a meeting of Bondholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made publication of the notice of such meeting within twenty






days after receipt of such request, then the Corporation or the holders of the Bonds in the amount above specified may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 11.01, by giving notice thereof as provided in Section 11.02.

            Section 11.04. Voting and Attending Meetings. To be entitled to vote at any meeting of Bondholders, a person shall be either a registered holder of one or more Bonds Outstanding, or a person appointed by an instrument in writing as proxy or attorney-in-fact by a registered holder of one or more Bonds Outstanding. The only persons who shall be entitled to be present or to speak at any meeting of Bondholders shall be the persons entitled to vote at such meeting and their counsel, representatives of the Trustee and its counsel and representatives of the Corporation and its counsel.

            Section 11.05. Conduct of Meetings. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Bondholders, as follows (a) in regard to proof of the appointment of proxies or attorneys-in-fact, and (b) in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and (c) such other matters concerning the conduct of the meeting as it deems appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Subsection (b) of Section 9.02 and the appointment of any proxy shall be proved in the manner specified in Subsection (a) of
Section 10.02.

            The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Bondholders as provided in Section 11.03, in which case the party or parties calling the meeting shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Outstanding Bonds represented at the meeting and entitled to vote.

            At any meeting each Bondholder or proxy or attorney-in-fact shall be entitled to one vote for each $1,000 principal amount of Outstanding Bonds held by such Bondholder or by the Bondholder for whom such proxy or attorney-in-fact is acting; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bonds challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Bonds held by him on instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Bondholders. Any meeting of Bondholders duly called pursuant to the provision of Section 11.02 or 11.03 may be







adjourned from time to time, and the meeting may be held as so adjourned without further notice.

            Section 11.06. Voting and Records. The vote upon any resolution submitted to any meeting of Bondholders shall be by written ballot on which shall be subscribed the signatures of the holders of Bonds or of their proxies or attorneys-in-fact and the serial number or numbers of the Bonds held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Bondholders shall be prepared by the secretary of the meeting, and there shall be attached to such record the original reports of the inspectors of votes on any vote taken at such meeting, setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 11.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Corporation and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

            Any record so signed and verified shall be conclusive evidence of the matters therein stated.

            Section 11.07. Effect of Call of Meeting. Nothing in this Article Eleven contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Bondholders or any right expressly or impliedly conferred hereunder to make such call, any hinderance or delay in exercise of any right or rights conferred upon or reserved to the Trustee or to the Bondholders under any of the provisions of this Indenture or of the Bonds.


                          ARTICLE TWELVE

                     Supplemental Indentures

            Section 12.01. Supplemental Indentures Without Consent of Bondholders. In addition to any supplemental indenture otherwise authorized by this Indenture, the Corporation, when authorized by a Board Resolution, and the Trustee from time to time and at any time, may, without the consent of the holders of any Bond, enter into an indenture or indentures supplemental hereto, in form satisfactory to the Trustee, for one or more of the following purposes:

            (a) to evidence the succession of another corporation to the Corporation, or successive successions, and the assumption by any such successor corporation of the







covenants, agreements and obligations of the Corporation pursuant to Article Thirteen hereof;

            (b) to add to the covenants of the Corporation and to the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Bonds or any series of Bonds, such further covenants, restrictions, conditions or provisions for the protection of the holders of the Bonds or any series of Bonds, or to surrender any right or power herein conferred on the Corporation;

            (c) to cure any ambiguity, to correct or supplement any provision contained herein or in any supplemental indenture that may be inconsistent with any other provision contained herein or in any supplemental indenture or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture and shall not adversely affect the interests of the holders of the Bonds;

            (d) to provide for the creation of any series of Bonds (other than Bonds of Series F and G, whose creation is provided for in Article Two hereof), pursuant to the provisions of Article Five hereof;

            (e) to modify, eliminate or add to the provisions of this Indenture to the extent necessary to permit any additional series of Bonds to be issued as coupon Bonds;

            (f) to modify, eliminate or add to the provisions of this Indenture to the extent necessary to permit the appointment of a separate or co-trustee pursuant to Section 9.16;

            (g) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture; and

            (h) to modify, eliminate or add to the provisions of this Indenture to the extent necessary to effect the qualification of this Indenture under the Trust Indenture Act as that Act, or any similar federal statute enacted in lieu thereof, is in effect at the time of the entering into any such supplemental indenture.

            The Trustee is hereby authorized to join with the Corporation in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be herein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.








            Section 12.02. Modification of Indenture. With the consent (evidenced as provided in Section 10.01) of the holders of not less than 66-2/3% in aggregate principal amount of all the Bonds at the time Outstanding that are adversely affected by such supplemental indenture, the Corporation, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Bonds; except that no such supplemental indenture shall, without the consent of the holder of each Outstanding Bond adversely affected thereby, (i) extend the stated maturity of the principal of, or any installment of interest on, any Bond, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or extend the time or reduce the amount of any sinking fund payment in respect thereof, or (ii) reduce either the aforesaid percentage in principal amount of Bonds, the holders of which are required to consent to any such supplemental indenture, or the percentages specified in Section 8.08 or (iii) modify any of the provisions of this Section 12.02 or Section 8.08, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Bond adversely affected thereby. For purposes of amending, eliminating or otherwise modifying any covenant or other provision of this Indenture or any supplemental indenture which provision by its terms is binding upon the Corporation only so long as such series of Bonds or which by its terms is binding upon the Corporation only so long as such series of Bonds shall be Outstanding, the holders of any Series of Bonds not expressly entitled to the benefit of such provision or covenant shall not be deemed to be adversely affected by such modification.

            Upon the request of the Corporation, accompanied by c copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Bondholders as aforesaid, the Trustee shall join with the Corporation in the execution or such supplemental indenture unless any such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion (but shall not be obligated to) enter into such supplemental indenture; provided, however, that the Trustee shall be so obligated with respect to a supplemental indenture entered into under Subsections (a) or (h) of Section 12.01, notwithstanding any such effect.

            It shall not be necessary for the consent of the Bondholders under this Section 12.02 to approve the particular form or any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.








            Section 12.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Twelve, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Corporation, and every holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments; and all the terms and conditions of any such supplemental indenture shall band be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            Section 12.04.  Trust Indenture Act.  Every
supplemental indenture executed pursuant to this Article Twelve shall conform to the requirements of the Trust Indenture Act, as in effect at the time of execution of such supplemental indenture, if this Indenture shall then be qualified under that Act.

            Section 12.05 Notation of Changes on Bonds. Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Twelve may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation or the Trustee shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Corporation's Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Corporation, authenticated and delivered by the Trustee in exchange for the Outstanding Bonds.

            Section 12.06. Trustee's Reliance on Opinion of Counsel. In executing any supplemental indenture permitted by this Article Twelve, the Trustee shall be entitled to receive and (subject to Section 9.01) shall be entitled to rely upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by, and conforms to, the terms of this Article Twelve.


                         ARTICLE THIRTEEN

                 Consolidation, Merger, and Sale

            Section 13.01. Consolidation, Mergers or Sales Permitted on Certain Terms. So long as no Default or Event of Default shall have occurred and be continuing, nothing contained in this Indenture or in any of the Bonds shall prevent any consolidation with or merger of the Corporation into any other corporation or corporations (whether or not affiliated with the Corporation), or successive consolidations or mergers in which the Corporation or its successor or successors shall be a party






or parties, and in which the Corporation shall not be the surviving corporation, or shall prevent any sale, conveyance, transfer or other disposition of the Mortgaged Property as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Corporation or its successor or successors) organized under the laws of the United States of America or any state thereof or the District of Columbia and having not less than 75% of its gross assets located in the United State of America, and lawfully entitled to acquire and operate the same; provided, however, that, upon any such consolidation, merger, sale, conveyance, transfer or other disposition,

            (a) The corporation formed by such consolidation, or into which the Corporation shall have been merged, or the corporation that acquires the Mortgaged Property, shall execute and deliver to the Trustee, simultaneously with such merger, consolidation or transfer, an indenture supplemental hereto in form recordable and satisfactory to the Trustee, containing;

            (1) an assumption by such successor corporation of the due and punctual payment of the principal of (and premium, if any) and interest on all the Bonds and the performance and observance of every covenant and condition of this Indenture to be performed or observed by the Corporation, and

            (2) a grant, conveyance, transfer and mortgage of the character described in Subsection (a) or (b) of Section
13.02.

            (b) Immediately after giving effect to such transaction, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the corporation formed by such consolidation, or into which the Corporation shall have been merged, or the corporation that acquires the Mortgaged Property, shall be engaged in substantially the same business as the Corporation.

            (c) The Corporation shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article Thirteen and that all conditions precedent herein provided for relating to such transaction have been complied with, and, subject to the provisions of Section 9.01 hereof, the Trustee shall be entitled to rely upon such Officer's Certificate and Opinion of Counsel in executing any such supplemental indenture.

            Section 13.02. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of the Mortgaged Property substantially as an entirety in accordance with Section 13.01, the successor corporation formed by such consolidation or into which the Corporation is merged or to which such conveyance or transfer is made, upon causing to be recorded the supplemental indenture referred to in such Section






13.01, shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor corporation had been named as the Corporation herein; subject, however, to the following limitations and restrictions:

            (a) If such supplemental indenture shall contain a grant, conveyance, transfer and mortgage in terms sufficient to include and subject to the lien of this Indenture all property and franchises owned by such successor corporation at the time of such consolidation, merger, conveyance, or transfer of that may be thereafter acquired by such successor corporation (other than Excepted Property), thereupon and thereafter such successor corporation may cause to be executed, either in its own name or in the name of Greeley Gas Company, and delivered to the Trustee for authentication, any Bonds issuable hereunder; and upon the order of such successor corporation, and subject to all the terms of this Indenture, the Trustee shall authenticate and deliver any Bonds that shall have been previously executed and delivered by the Corporation to the Trustee for authentication, and any Bonds that such successor corporation shall thereafter, in accordance with this Indenture, cause to be executed and delivered to the Trustee for such purpose. Such change in phraseology and form (but not in substance) may be made in such Bonds as may be appropriate in view of such consolidation or merger or conveyance or transfer.

            (b) If such supplemental indenture shall not contain the grant, conveyance, transfer and mortgage described in the preceding Subsection (a), then such successor corporation shall not be entitled to procure the authentication and delivery of Bonds under Article Five, and (notwithstanding the generality of the Granting Clauses in the Indenture contained) this Indenture shall not, by virtue of such consolidation, merger, conveyance or transfer, or by virtue of said supplemental indenture, become a lien upon any of the properties or franchises of such successor corporation owned by it, immediately before such consolidation, merger, conveyance or transfer (unless such successor corporation, in its discretion, shall subject the same to the lien hereof), but this Indenture shall become and be a lien upon only the following properties and franchises acquired by such successor corporation after the date of such consolidation, merger, conveyance or transfer, to wit:

            (1) all betterments, extensions, improvements, additions, repairs, renewals, replacements, substitutions and alterations to, upon, for and of the property or franchises, or both, subject to the lien hereof, and all property constituting appurtenances of the Mortgaged Property;

            (2) all property acquired or constructed with the proceeds of any insurance on any part of the Mortgaged Property or with the proceeds of any part of the Mortgaged Property released from the lien of this Indenture or a prior lien or







disposed of free from any such lien, or taken by eminent domain, or purchased by a public authority; and

            (3) all property acquired in pursuance of the covenants herein contained to maintain and preserve and keep the Mortgaged Property in good condition, repair and working order, or in pursuance of any other covenant or agreement herein contained to be performed by the Corporation;

and in such event such supplemental indenture shall contain a grant, conveyance, transfer and mortgage subjecting the property described in the preceding Paragraphs (1) through (3), inclusive, of this Subsection to the lien of this Indenture.

            (c) No such conveyance or transfer of the Mortgaged Property substantially as an entirety shall have the effect of releasing the entity named as the Corporation in the first paragraph of this instrument or any successor corporation that shall theretofore have become such in the manner prescribed in this Article from its liability as obligor and maker on any of the Bonds.


                         ARTICLE FOURTEEN

Possession, Use and Release of Mortgaged Property

            Section 14.01. Possession and Use of Mortgaged Property. Unless an Event of Default shall have occurred and be continuing, the Corporation shall be suffered and permitted to possess, use and enjoy all the Mortgaged Property, to receive and use the rents, issues, income and profits thereof and in ordinary course of business to use and consume its materials and supplies all as if this Indenture had not been made.

            Section 14.02.  Disposition of Mortgaged Property
Without Release. At any time and from time to time while in possession of the Mortgaged Property and not in default hereunder, the Corporation may without any release or consent by the Trustee:

            (a) Sell or otherwise dispose of free from the lien of this Indenture any machinery, equipment, or other property that has become worn out, obsolete, unserviceable, undesirable or unnecessary for use in the conduct of its business upon replacing the same with or substituting for the same new machinery, equipment or other property not necessarily of the same character but being of at least equal value and utility to the property so disposed of, which new property shall without further action become subject to the lien of this Indenture.

            (b) Abandon any property the use of which is no longer necessary or desirable in the proper conduct of the business of the Corporation and the maintenance of its earnings, provided that any required consent and approval of any






governmental authority is first secured and a copy of any required order or certificate for authority so to abandon such property is filed with the Trustee;

            (c) Surrender or assent to the modification of any franchise, license, or permit which it may hold or under which it may be operating, provided that the Corporation shall still have the right, in the Opinion of Counsel, under the modified or some other franchise, license or permit, or without any franchise, license or permit, to conduct its business in the same or an extended territory during the same or any extended or indefinite period of time; and for the purpose of this subdivision, the right of any municipality to terminate a permit, license or franchise by purchase shall not be deemed to abridge its duration;

            (d) Surrender, assent to or procure a modification of any contract, franchise, license or permit under which it is operating that in the opinion of the Board of Directors is no longer necessary or desirable in the conduct of the Corporation's business and where the value and utility of the Mortgaged Property will not thereby be substantially impaired; or

            (e) Grant rights-of-way and easements over or in respect of any Mortgaged Property, provided that such grant will not, in the opinion of the Board of Directors, impair the usefulness of such property in the conduct of the Corporation's business, and will not be prejudicial to the interest of the Bondholders.

            The Trustee shall, from time to time, execute any written instrument to confirm the propriety of any action taken by the Corporation under this Section 14.02, upon receipt by the Trustee of a Board Resolution requesting the same, together with an Officer's Certificate stating that such action was duly taken in conformity with a designated Paragraph of this Section 14.02 and an Opinion of Counsel stating that such action was duly taken by the Corporation in conformity with such Paragraph and that the execution of such written instrument is appropriate to confirm the propriety of such action under this Section 14.02.

            Section 14.03. Release of Mortgaged Property. The Corporation shall have the right, at any time and from time to time, to sell, exchange or otherwise dispose of any of the Mortgaged Property constituting less than all or substantially all of the Mortgaged Property (in addition to the property referred to in Section 14.02) subject to the lien of this Indenture, upon compliance with the requirements and conditions of this Section 14.03, and the Trustee shall release the same from the lien of this Indenture upon receipt by the Trustee or Corporation Order, dated as of a date not more than ten days prior to such release requesting such release and describing the property to be so released, together with:








            (a) A Board Resolution requesting such release and authorizing an application to the Trustee therefor;

            (b) An Officer's Certificate, dated as of a date not more than ten days prior to such release signed also by an Engineer, or, if such property consists of securities, by an Appraiser, in each case selected by the Board of Directors and satisfactory to the Trustee, stating in substance as follows:

            (1) that, in the opinion of the signers, such release is in the best interest of the Corporation, the security afforded by this Indenture will not be impaired by such release, and the property to be released is not necessary for the efficient operation of its remaining property that is used or useful in connection with its business;

            (2) either (i) that the Corporation has sold or exchanged or otherwise disposed of, or has or intends to contract to sell or exchange or otherwise dispose of, the property so to be released for a consideration representing, in the opinion of the signers, its full value to the Corporation, which consideration may consist of any one or more of the following:
(a) cash, (b) obligations secured by a purchase money first lien upon the property so to be released, but only in an amount not in excess of two-thirds of the full value to the Corporation of such property, and (c) any other property that, upon acquisition thereof by the Corporation, would be subject to the lien of this Indenture, free of any easements or other encumbrances except such as do not materially impair the use of such property for the purposes for which it was acquired, and subject to no lien other than Permitted Encumbrances, all of such consideration to be briefly described in the certificate, or (ii) that the property so to be released has been or is to be disposed of without consideration (or for consideration less than full value to the Corporation), in which event such certificate shall state an amount representing, in the opinion of the signers, its full value to the Corporation, and the reason for its disposition at less than full value;

            (3) that, to the best of the knowledge and belief of the signers, no Default or Event of Default has occurred and is continuing;

            (4) the then fair value to the Corporation, in the opinion of the signers, of the property to be released; and

            (5) that all conditions precedent herein provided relating to the release of the property in question have been complied with;

            (c) In case (i) the fair value of the property to be released and of all other property released from the lien of this Indenture since the commencement of the then current calendar year, as shown by certificates required by Subsection (b) of this Section, is 10% or more of the aggregate principal amount of the






Bonds Outstanding on the date of the Corporation Order, and (ii) the fair value of the property to be so released, as shown by the certificate filed pursuant to Subsection (b) of this Section, is at least $100,000 and at least 1% of the aggregate principal amount of the Bonds Outstanding, a certificate of an Independent Engineer, or if such property consists of securities, a certificate of an Independent Appraiser, stating:

            (1) the then fair value, in the opinion of the signer, of the property to be released and

            (2) that such release, in the opinion of the signer, will not impair the security under this Indenture in contravention of it terms;

            (d) Any cash or obligations received or to be received as consideration for any property so to be released or, if the property so to be released has been or is to be disposed of without consideration (or for consideration less than full value to the Corporation), cash sufficient to meet any deficiency between the consideration delivered to the Trustee and the amount representing the full value of the property to the Corporation (or, if the property so to be released is subject to a lien prior to the lien of this Indenture, a certificate of the trustee or other holder of such prior lien that it has received such money or obligations and has been irrevocably authorized by the Corporation to pay over to the Trustee any balance of such money or obligation, remaining after the discharge of such prior lien); and, if any property other than cash or obligations is included in the consideration for any property so to be released, such instruments of conveyance, assignment and transfer, if any, as may be necessary, in the Opinion of Counsel hereinafter referred to, to subject to the lien of this Indenture all the right, title and interest of the Corporation in and to such property;

            (e) An Opinion of Counsel to the effect (i) that any obligations included in the consideration for any property so to be released are valid obligations and are effectively pledged hereunder, (ii) that any purchase money lien securing such obligation is sufficient to afford a valid first lien upon the property to be released, (iii) in case the Trustee is requested to release any franchise, license or permit, that such release will not impair the then existing right of the Corporation to operate any of its remaining property in it business, (iv) either
(x) that such instruments of conveyance, assignment and transfer as have been or are then delivered to the Trustee are sufficient to subject to the lien of this Indenture all the right, title and interest of the Corporation in and to any property, other than cash and obligations that may be included in the consideration for the property so to be released, subject to no lien other than Permitted Encumbrances or (y) that no instruments of conveyance, assignment or transfer are necessary for such purpose, (v) that the Corporation has corporate power to own all property included in the consideration for such release, and (vi) in case any part of the money or obligations referred to in Paragraph (d) of this







Section 14.03 has been deposited with the trustee or other holder of a prior lien, that such trustee or other holder (specifying the trustee or other holder and the lien) is entitled to receive the same; and

            (f) Either (i) a certificate constituting evidence of the authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises to the sale, exchange or other disposition of the property so to be released, the consideration to be received therefor (if any) and the acquisition of any property constituting any part of such consideration, together with an Opinion of Counsel that the same constitutes sufficient evidence thereof and that the authorization, approval or consent of no other governmental body is required, or (ii) an Opinion of Counsel that no authorization, approval or consent of any governmental body is required.

            Notwithstanding the foregoing provisions of this
Section 14.03, the Corporation shall have the right, at any time and from time to time, so long as this Indenture is not qualified under the Trust Indenture Act to sell, exchange or otherwise dispose or any of its property (in addition to the property referred to in Section 14.02) at any time subject to the lien hereof, of an aggregate value not exceeding $100,000 in any one calendar year, and the Trustee shall release the same from the lien hereof upon receipt by the Trustee of:

            (aa) A Board Resolution requesting such release and authorizing an application to the Trustee therefor;

            (bb) The proceeds received from the sale of such property as provided in Paragraph (d) of this Section 14.03; and

            (cc) An Officer's Certificate meeting the requirements of Subsection (b) of this Section; provided such certificate need not be signed by an Engineer.

            Section 14.04.  Eminent Domain and Other
Governmental Takings. Should less than substantially all the Mortgaged Property be taken by eminent domain or be sold pursuant to the exercise by the United States of America or any state, municipality or other governmental authority of any right which it may then have to purchase, or to designate a purchaser or to order a sale of, all or any part of the Mortgaged Property, the Corporation, forthwith upon receipt, shall deposit the award for any property so taken or the proceeds of any such sale with the Trustee, or, to the extent required in the Opinion of Counsel by the terms of a prior lien or Permitted Encumbrance on all or any part of any property so taken or purchased, with the trustee, mortgagee or other holder of such prior lien or Permitted Encumbrance. In the event of any such taking or sale, the Trustee shall release the property so taken or purchased, but only upon receipt by the Trustee of the following:








            (a) A Board Resolution requesting such release and describing the property so to be released;

            (b) An Officer's Certificate dated as of a date not more than ten days prior to such release stating that such property has been taken by eminent domain and the amount of the award therefor, or that said property has been sold pursuant to a right vested in the United States of America, or a state, municipality or other governmental authority to purchase, or to designate a purchaser, or order a sale of such property and the amount of the proceeds of such sale, and that all conditions precedent herein provided for relating to such release have been complied with;

            (c) The award for such property or the proceeds of such sale; provided, however, that, in lieu of all or any part of such award or proceeds, the Corporation shall have the right to deliver to the Trustee a certificate of the trustee, mortgagee or other holder of a prior lien or a Permitted Encumbrance on all or any part of the property to be released, stating that such award or proceeds, or a specified part thereof, has been deposited with such trustee, mortgagee or other holder pursuant to the requirements of such prior lien or Permitted Encumbrance, in which case the balance of the award, if any, shall be delivered to the Trustee; and

            (d) An Opinion of Counsel stating

            (1) that such property has been taken by eminent domain, or has been sold pursuant to the exercise of a right vested in the United States of America or a state, municipality or other governmental authority to purchase, or to designate a purchaser or order a sale of, such property;

            (2) in the case of any such taking by eminent domain; that the award for the property so taken has become final or that an appeal from such award is not advisable in the interests of the Corporation or the holders of the Bonds;

            (3) in the case of any such sale, that the amount of the proceeds of the property so sold is not less than the amount to which the Corporation is legally entitled under the terms of such right to purchase or designate a purchaser, or under the order or orders directing such sale, as the case may be;

            (4) in case, pursuant to Subsection (c) of this Section, the award for such property or the proceeds of such sale, or a specified portion thereof, shall be certified to have been deposited with the trustee, mortgagee or other holder of a prior lien or a Permitted Encumbrance, that the property to be released, or a specified portion thereof, is or immediately before such taking or purchase was subject to such prior lien or Permitted Encumbrance, and that such deposit is required by such prior lien or Permitted Encumbrance; and







            (5) that the instruments or the instruments and the award or proceeds of such sale which have been or are therewith delivered to and deposited with the Trustee conform to the requirements of this Indenture and that, upon the basis of such application, the Trustee is permitted by the terms of this Indenture to execute and deliver the release requested, and that all conditions precedent herein provided for relating to such release have been complied with.

            In any proceedings or the taking or purchase or sale of any part of the Mortgaged Property, by eminent domain or by virtue of any such right to purchase or designate a purchaser or to order a sale, the Trustee may be represented by counsel who may be counsel for the Corporation.

            Section 14.05. Purchaser Protected. In no event shall any purchaser or purchasers in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor shall any purchaser or other transferee of any property or rights permitted by this Article Fourteen to be sold be under obligation to ascertain or inquire into the authority of the Corporation to make any such sale or other transfer.

            Section 14.06. Powers Exercisable Notwithstanding Event of Default. Subject to the provisions of Subsection (b) of
Section 9.01, the Trustee may in its discretion (but shall not be bound to) execute any release or consent under the provisions of this Article Fourteen notwithstanding that at the time any Default or Event of Default shall have happened and be continuing. The Officer's Certificate for such release or consent shall, instead of stating that no Default or Event of Default exists, specify each Default or Event of Default which shall, to the knowledge of the signers, have happened and be continuing.

            Section 14.07. Powers Exercisable by Receiver or Trustee. In case the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article Fourteen upon the Corporation with respect to the release, sale or other disposition of property subject to the lien hereof may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Corporation or of any officer or officers thereof required by the provision of this Article Fourteen; and if the Trustee shall be in the possession of the Mortgaged Property under any provision of this Indenture, then such powers may be exercised by the Trustee.


                         ARTICLE FIFTEEN






                       Redemption of Bonds

            Section 15.01. Redemption Price and Manner of Redemption. The redemption price and the terms, place and manner of redemption of the Bonds shall be as stated in the respective Bonds and shall also be governed by this Article Fifteen, except as may otherwise be provided for the redemption of Bonds in
Section 2.04 hereof, with respect to Bonds of Series F and G, and in any supplemental indenture creating any other series of Bonds, with respect to such other series, and in any agreement filed with the Trustee in accordance with the provisions of Section 6.01.

            Section 15.02.  Selection of Bonds to Be Redeemed.
If less than all of the Bonds are to be redeemed, the Corporation shall select the particular series of Bonds which are to be redeemed, either in whole or in part, and the principal amount of Bonds which are to be redeemed, by written notice mailed to the Trustee at least twenty days in advance of the date fixed for the mailing of the notice of the redemption.

            If less than all of the Bonds of any series
Outstanding hereunder are to be redeemed, the particular Bonds to be redeemed shall (except as may be otherwise provided in a supplemental indenture creating any series of Bonds) be selected not more than sixty days prior to the redemption date by the Trustee from the Outstanding Bonds of such series not previously called for redemption by prorating, as nearly as may be, the principal amount of Bonds of such series to be redeemed among the registered holder of Bonds of the series according to the respective aggregate principal amounts of Bonds of such series held by such holders; provided, however, that, if a written consent of all the registered holders of Bonds of the series is filed with the Trustee specifying some other method of selecting the Bonds of such series to be redeemed, such selection shall be made by the Trustee in accordance therewith; and provided further that, if any series of Bonds shall have been sold by the Corporation pursuant to a public offering registered under the Securities Act of 1933, as amended, or any similar statute enacted in substitution or replacement thereof, the Trustee shall select by lot or in any other manner that it deems equitable the Bonds of such series then to be redeemed. In any proration pursuant to this Section, the Trustee may make such adjustments as it shall deem proper and practicable to the end that the principal amount of Bonds so redeemed shall be $1,000 or a multiple thereof, by increasing or decreasing the amount which would be allocable to any Bondholder on the basis of exact proration by an amount not exceeding $1,000. The Trustee may in its discretion determine the Bonds, if there are more than one, registered in the name of any Bondholder that are to be redeemed, in whole or in part.

            Section 15.03.  Notice of Redemption.  In case the
Corporation shall desire to exercise such right to redeem all, or, as the case may be, any part of the Bonds in accordance with






the right reserved so to do, it shall give written notice of such redemption to holders of the Bonds to be redeemed in whole or in part as hereinafter in this Section 15.03 provided. Written notice of such redemption shall also be given the Trustee and shall be accompanied by an Officer's Certificate and, in the case of redemption other than through an mandatory sinking fund, a Board Resolution calling for redemption of the Bonds referred to in such notice.

            Notice of redemption to holders of Bonds to be redeemed in whole or in part shall be given by sending, by certified mail, a notice of such redemption not less than thirty days and not more than sixty days before the date fixed for redemption to such holders at their last addresses as they shall appear upon the registration books. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give notice or any defect in the notice to the holder of any Bonds designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Bonds.

            Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which Bonds are to be redeemed, and shall state that payment of the redemption price of the Bonds to be redeemed will be made at the corporate trust office of the Trustee upon presentation and surrender of such Bonds, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that interest thereon will cease to accrue at the close of business on the date fixed for redemption. If less than all the Bonds of a series are to be redeemed, the notice which relates to each Bond shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Bond, a new Bond in principal amount equal to the unredeemed portion thereof will be issued or, at the option of the holder, such Bond may be presented for notation thereon of the payment, as of the redemption date, of the redeemed portion of the principal thereof.

            Section 15.04. Payment of Redemption Price. If the giving of notice of redemption shall have been completed as above provided, the Bonds or portions of Bonds specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption. In such case and if moneys in the necessary amount to pay such Bonds or portions of Bonds at the redemption price, together with interest thereon to the date fixed for redemption, shall prior to the date fixed for redemption have been deposited in trust with the Trustee or with any Paying Agent (other than the Corporation) or have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own Paying Agent), interest on such Bonds or portions of Bonds shall cease to accrue on and after the date fixed or redemption. Interest on Bonds or






portions of Bonds called for redemption as aforesaid shall cease to accrue on and after the date fixed for redemption, in any event, irrespective of whether or not any such deposit in trust or setting aside and segregation in trust shall have been made, except with respect to any Bond or portion thereof so called for redemption on which the Corporation shall default in the payment of the redemption price, together with interest accrued thereon to the date fixed for redemption. On presentation and surrender of such Bonds on or after the date fixed for redemption at the place of payment specified in the notice, such Bonds shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

            Upon presentation of any Bond which is redeemed in part only, the Corporation shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Corporation, a new Bond or Bonds in principal amount equal to the unredeemed portion of the Bond so presented or, at the option of the holder, the same may be presented for notation thereon of the payment, as of the date fixed for redemption, of the redeemed portion of the principal thereof.

            Section 15.05.  Notation on Bond for Partial
Redemption. Notwithstanding the provisions of Section 15.03 and 15.04, in the event of the payment of a portion of any Bond, the Trustee, in lieu of requiring the presentation of such Bond to be partially paid and redeemed and noting such payment thereon, may in its letter transmitting such payment to any such Bondholder instruct such holder to endorse such payment on such Bond, provided that the Corporation or the Trustee shall have first obtained a written undertaking from such Bondholder that such holder will not sell, transfer or otherwise dispose of any Bond so partially paid without first presenting such Bond to the Trustee in exchange for a new Bond or Bonds of aggregate principal amount equal to the unpaid portion thereof.

            Section 15.06. Cancellation of Bonds. All Bonds redeemed and paid under this Article Fifteen shall, except as provided in Section 15.05, be cancelled by the Trustee and a certificate as to such cancellation shall be delivered by the Trustee to the Corporation.


                         ARTICLE SIXTEEN

    Satisfaction and Discharge of Indenture; Unclaimed Moneys

            Section 16.01.  Satisfaction and Discharge of
Indenture.  If at any time:

            (a) either:

            (i) there shall have been cancelled by the Trustee or delivered to the Trustee for cancellation all Bonds theretofore authenticated and delivered (other than any Bonds are






that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in Section 4.12, or paid, or Bonds for whose payment money has theretofore been deposited in trust with the Trustee or segregated and held in trust by the Corporation, and thereafter repaid to the Corporation or discharged from such trust as provided by Section 16.04), or

            (ii) all such Bonds not theretofore cancelled by the Trustee or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year, or have been or are to be called for redemption within on year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Corporation has deposited or caused to be deposited with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption all such Bonds not theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; and

            (b) the Corporation has paid or caused to be paid all other sums payable hereunder by the Corporation; and

            (c) the Corporation has delivered to the Trustee an Officer's Certificate stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with; and

            (d) the Corporation has delivered an Opinion of Counsel stating that the documents and other items that have been or are therewith delivered to the Trustee conform to the requirements of this Indenture, and that, upon the basis of the Corporation Request and the accompanying documents and items specified in this Section, all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with, then, upon Corporation Request authorized by Board Resolution, this Indenture and the lien, rights and interests hereby created shall cease to be of further effect, and the Trustee, at the cost and expense of the Corporation, shall execute and deliver proper instruments acknowledging satisfaction of and discharging this Indenture. Such instruments shall be in form satisfactory for recording as a release of mortgage with the appropriate recording office. Forthwith upon such execution and delivery the estate, right, title and interest of the Trustee in and to all securities, cash (except cash deposited pursuant to this Section) and other personal property held by it as part of the Mortgaged Property shall cease to be of further effect and the Trustee shall transfer, deliver and pay the same to the Corporation.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation to the Trustee under Section 9.06 shall survive.








            Section 16.02.  Funds Deposited for Payment of
Bonds.  All moneys deposited with the Trustee pursuant to Section
16.01 shall be held in trust and shall be available for immediate payment, either directly or through any Paying Agent (including the Corporation acting as its own Paying Agent), to the holders of the particular Bonds for the payment or redemption of which such moneys have been deposited with the Trustee.

            Section 16.03. Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Corporation, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

            Section 16.04. Moneys Held by Trustee. Any moneys deposited with any Paying Agent or the Trustee or then held by the Corporation in trust for the payment of the principal of (and premium, if any) or interest on any Bond that are not applied but remain unclaimed by the holder of such Bond for six years after the date upon which the principal of (and premium, if any) or interest on such Bond shall have respectively become due and payable shall be repaid to the Corporation on Corporation Request, or (if then held by the Corporation) shall be discharged from such trust; and thereupon such Paying Agent and Trustee shall be released from all further liability with respect to such moneys, and the holder of such Bond entitled to receive such payment shall thereafter look only to the Corporation for the payment thereof; nevertheless, any such Paying Agent or the Trustee, before being required to make any such repayment, may at the expense of the Corporation either mail to each Bondholder affected, at the address shown in the Bond Register, or cause to be published once a week for two successive weeks (in each case on any regular business day) in an Authorized Newspaper a notice that such moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Corporation.



                        ARTICLE SEVENTEEN

                   Application, Investment and
                    Withdrawal of Trust Moneys

            Section 17.01.  Trust Moneys Defined.  All moneys
received by the Trustee

            (a) upon the release of property from the lien of this Indenture, including the principal of all purchase money obligations, or

            (b) as compensation for, or proceeds of sale of, any part of the Mortgaged Property taken by eminent domain or







purchased by, or sold pursuant to an order of, a governmental authority or otherwise disposed of, or

            (c) as proceeds of insurance upon any part of the Mortgaged Property, or

            (d) elsewhere in this Indenture provided to be held and applied under this Article, or required to be paid to the Trustee and whose disposition is not elsewhere herein otherwise specifically provided for,

(all such moneys being herein sometimes called Trust Moneys), shall be held by the Trustee as a part of the Mortgaged Property and upon any sale of the Mortgaged Property, or any part thereof, under Article Seven, said Trust Moneys shall be applied in accordance with Section 8.05; but, before any such sale, all or any part of the Trust Moneys may be withdrawn, and shall be paid or applied by the Trustee, from time to time provided in Section
17.02 through 17.06, inclusive and Section 17.09.

            Section 17.02. Withdrawal on Basis of Bondable Property. Subject to the provisions of Sections 17.04 and 17.08, Trust Moneys may be withdrawn by the Corporation and shall be paid by the Trustee upon Corporation Order, in an amount equal to the amount of Net Bondable Property Additions stated in the Net Bondable Property Additions Certificate required by Subsection
(c) of this Section at any time and from time to time, upon receipt by the Trustee of a Corporation Order, dated as of a date not more than ten days prior to such withdrawal, together with the following:

            a) A Board Resolution requesting the withdrawal and payment of a specified amount of Trust Moneys and designating the source thereof.

            (b) An Officer's Certificate dated not more than ten days before the date of the application for the withdrawal and payment of such Trust Moneys, stating

            (1) that no Default or Event of Default exists hereunder;

            (2) that no part of such Trust Moneys has been, or is required to be, set aside under Section 17.08; and

            (3) that all conditions precedent herein provided for relating to such withdrawal and payment have been complied with.

            (c) A Net Bondable Property Additions Certificate in the form prescribed by Subsection (d) of Section 5.01 (with such variations and omissions as are appropriate for the withdrawal of Trust Moneys rather than the authentication and delivery of Additional Bonds).







            (d) An Opinion of Counsel, dated the date of withdrawal and payment of such Trust Moneys, covering the matters set forth in Subsection (e) of Section 5.01 (with such variations and omissions as are appropriate for the withdrawal of Trust Moneys rather than the authentication and delivery of Additional Bonds).

            Wherever in this Indenture provision is made for the deposit of moneys with the Trustee that are Trust Moneys as provided in Section 17.01, such moneys need not actually be deposited if and to the extent that the Corporation shall at the time furnish to the Trustee evidence of its right to obtain the withdrawal of such Trust Moneys pursuant to this Section. In such event, however, such Trust Moneys shall, for the purposes of any references in this Indenture to moneys deposited with or received by the Trustee or withdrawn, be deemed to have been actually deposited with the Trustee and released and paid by it pursuant to this Section.

            Section 17.03. Payment of Outstanding Bonds. Trust Moneys may be applied by the Trustee at any time and from time to time to the payment of the principal of Outstanding Bonds hereby secured, either at their stated maturity or upon redemption, as the Corporation shall determine and request in accordance with Article Fifteen of this Indenture. If any Trust Moneys aggregating in excess of $25,000 shall have been on deposit with the Trustee for a period of one year and shall not have been withdrawn by the Corporation pursuant to Section 17.02 hereof, the Corporation shall direct the Trustee to apply all such Trust Moneys pro rata to the redemption of Outstanding Bonds then subject to redemption and, upon the failure of the Corporation to give such direction, the Trustee shall apply such Trustee Moneys pro rata to the redemption of Outstanding Bonds then subject to redemption and selected by it following the procedure established by Article Fifteen of this Indenture at the then applicable redemption price for all such Bonds redeemed pursuant to this Section, or if no such price shall be specified then at the highest voluntary redemption price then applicable to such Bonds.

            Section 17.04.  Withdrawal of Insurance Proceeds.
To the extent that any Trust Moneys are proceeds of insurance upon any part of the Mortgaged Property, they may be withdrawn by the Corporation and shall be paid by the Trustee upon Corporation Order dated not more than ten days prior to such proposed withdrawal, to reimburse the Corporation for expenditures made to repair, restore or replace the property destroyed or damaged, upon the receipt by the Trustee of the following:

            (a) An Officer's Certificate, dated not more than ten days before the date of application for the withdrawal and payment of such Trust Moneys, stating as follows:

            (1) That expenditures have been made in a specified amount for the purpose of making certain repairs, restorations and replacement of the Mortgaged Property, which shall be briefly






described, and stating the fair value thereof to the Corporation at the date of the acquisition thereof by the Corporation; except that it shall not be necessary under this Paragraph to state the fair value of any of such repairs, restorations or replacements that are separately described pursuant to Paragraph (4) of this Subsection and whose fair value is stated in the Independent Engineer's Certificate under the following Subsection (b) of this Section.

            (2) That no part of such expenditures, in any previous or then pending application, has been or is being made the basis for the withdrawal of any Trust Moneys pursuant to this Section.

            (3) That there is no outstanding indebtedness known, after due inquiry, to the Corporation, for the purchase price or construction of such repairs, restorations or replacements, or for labor, wages, materials or supplies in connection with the making thereof, that, if unpaid, might become the basis of mechanics', laborers', materialmen's, statutory or other similar lien, upon such repairs, restorations or replacements, or any part thereof, that might, in the opinion of the signers of such Certificate, materially impair the security afforded by said repairs, restorations or replacements.

            (4) Whether any part of such repairs, restorations or replacement has, within six months before the date of acquisition thereof by the Corporation, been used or operated by others than the Corporation, in a business similar to that in which such property has been or is to be used or operated by the Corporation, and whether the fair value to the Corporation, at the date of such acquisition, of such part of such repairs, restorations or replacements is at least $100,000 and at least 1% of the aggregate principal amount of Bonds at the time Outstanding; and, if all of such facts are present, such part of said repairs, restorations or replacements shall be separately described, and it shall be stated that an Independent Engineer's Certificate as to the fair value to the Corporation of such separately described repairs, restorations or replacements will be furnished under the following Subsection (b) of this Section.

            (5) That no Default or Event of Default exists hereunder.

            (6) That no part of such Trust Moneys has been, or is required to be, set aside under Section 17.08.

            (7) That all conditions precedent herein provided for relating to such withdrawal and payment have been compiled with.

            (b) In case any part of such repairs, restorations or replacements is separately described pursuant to the foregoing Paragraph (4) of Subsection (a) of this Section, an Independent Engineer's Certificate stating the fair value to the Corporation,






in such Engineer's opinion of such separately described repairs, restorations or replacements at the date of the acquisition thereof by the Corporation.

            (c) An Opinion of Counsel dated not more than ten days prior to such proposed withdrawal stating:

            (1) that the instruments that have been or are therewith delivered to the Trustee conform to the requirements of this Indenture, and that, upon the basis of such Corporation Order and the accompanying documents specified in this Section, all conditions precedent herein provided or relating to such withdrawal and payment have been complied with, and the Trust Moneys whose withdrawal is then requested may be lawfully paid over under this Section;

            (2) that the Corporation has acquired title to said repairs, restorations and replacements, and that the same and every part thereof are free and clear of all mortgages, liens, charges or encumbrances prior to the lien of this Indenture, except (i) Permitted Encumbrances, (ii) easements and other similar encumbrances that, in the opinion of such counsel, do not materially impair the use of such repairs, restorations or replacements in the operation of the business of the Corporation, and (iii) any other prior liens, charges or encumbrances to which the property so destroyed or damaged shall have been subject at the time of such destruction or damage; and

            (3) that all of the Corporation's right, title and interest in and to said repairs, restorations or replacements, or combination thereof, are then subject to the lien of this Indenture.

            Upon compliance with the foregoing provisions of this Section the Trustee shall pay on Corporation Order an amount of Trust Moneys of the character aforesaid equal to the amount of the expenditures stated in the Officer's Certificate required by Paragraph (1) of Subsection (a) of this Section, or the fair value to the Corporation of such repairs, restorations and replacements stated in such Officer's Certificate (and in such Independent Engineer's Certificate, if required by Subsection (b) of this Section) whichever is less.

            Section 17.05. Powers Exercisable Notwithstanding Event of Default. In case Default or Event of Default shall have occurred and shall not have been cured, the Corporation, while in possession of the Mortgaged Property (other than cash, securities and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder or with the trustee, mortgagee or other holder of a prior lien or Permitted Encumbrance) may do any of the things enumerated in Section 17.02 to 17.04, inclusive, if the Trustee in its discretion, or the holders of a majority in principal amount of the Bonds then Outstanding, by appropriate action of such Bondholders, shall consent to such action, in which event any Certificate filed






under any of such Sections shall omit the statement to the effect that no Default or Event of Default has occurred. This Section shall not apply, however, during the continuance of an Event of Default of the type specified in Subsections (a), (b) or (c) of
Section 8.01.

            Section 17.06. Powers Exercisable by Trustee or Receiver. In case the Mortgaged Property (other than cash, securities and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder or with the trustee, mortgagee or other holder of a prior lien or Permitted Encumbrance) shall be in the possession of a receiver or trustee lawfully appointed, the powers hereinbefore in this Article conferred upon the Corporation with respect to the withdrawal or application of Trust Moneys may be exercised by such receiver or trustee (subject to Section 17.05), in which case a written request or order signed by such receiver or trustee shall be deemed the equivalent of any Board Resolution or Corporation Request or Order required by this Article, and a certificate signed by such receiver or trustee shall be deemed the equivalent of any Officer's Certificate required by this Indenture. If the Trustee shall be in possession of the Mortgaged Property under
Section 8.03, such powers may be exercised by the Trustee in its discretion.

            Section 17.07. Disposition of Bonds Retired. All Bonds received by the trustee and on the basis of which Trust Moneys are paid over or for whose payment or redemption Trust Moneys are applied under this Article shall be cancelled by the Trustee as provided in Article Fifteen this Indenture.

            Section 17.08. Condemnation of All Mortgaged Property. In the event that all or substantially all of the Mortgaged Property (other than any cash, securities and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder or with the trustee, mortgagee or other holder of a prior lien or Permitted Encumbrance) shall be taken by eminent domain, the Corporation shall be deemed to have elected, and shall be entitled, by virtue of this Section, to redeem all the Bonds hereby secured of all series on a date determined by the Trustee in its discretion to be the earliest practical redemption date after receipt by the Trustee of all cash that the Trustee is entitled to receive on account of such taking. The redemption price of Bonds redeemed under this Section shall be the principal amount thereof plus the unmatured interest accrued thereon to the date fixed for redemption, without premium. Notice of such redemption shall be given by the Corporation or by the Trustee in the name of the Corporation. If the cash so received by the Trustee, together with all other cash then held by the Trustee as a part of the Mortgaged Property, is not sufficient to pay the redemption price of all the Bonds hereby secured and to pay all amount payable to the Trustee under this Indenture (including fees and expenses incurred and to be incurred by the Trustee in connection with such redemption), the Corporation will, within ten days after receipt by the Trustee of






all cash that the Trustee is entitled to receive as aforesaid on account of such taking, deposit with the Trustee for such purpose cash in an amount sufficient to make up such deficiency. To the extent that any or all such cash shall be required for the purpose of redeeming Bonds under this Section, the Trustee shall apply the same for such purpose, and the balance, if any, after payment of all amount payable to the Trustee, shall be paid upon Corporation Order.

            If the Corporation fails to deposit with the Trustee the cash necessary to make good such deficiency, the money received by the Trustee from such taking and all other cash then held by the Trustee as a part of the Mortgaged Property shall be set aside and thereafter no part of the cash so set aside may be withdrawn or paid over under Section 17.02 to 17.06, inclusive, but shall be applicable only to the purposes specified in, and in accordance with, Section 8.05, as if all Outstanding Bonds were then due and payable.

            Section 17.09. Investment of Trust Moneys. All or any part of any Trust Moneys held by the Trustee hereunder (except such as may be held for account of any particular Bonds) shall from time to time at the written request of the Corporation, signed by the Treasurer or an Assistant Treasurer of the Corporation, be invested or reinvested by the Trustee in any Bonds or other obligations of the United States of America designated by the Corporation, which as to principal and interest constitute direct obligations of the United States of America and will mature or become payable at the election of the holder within one year after acquisition by the Trustee. Until one or more of the Events of Default specified in Section 8.01 shall happen and be continuing, any interest or increment on such investments (in excess of any accrued interest paid at the time of purchase) which may be received by the Trustee shall be forthwith paid to the Corporation. Such investments shall be held by the Trustee as a part of the trust estate, subject to the same provisions hereof as the cash used by it to purchase such investments; but upon a like request of the Corporation, the Trustee shall sell all or any designated part of the same and the proceeds of such sale shall be held by the Trustee subject to the same provisions hereof as the cash used by it to purchase the investments so sold. If under the provisions of this Indenture any Trust Moneys held by the Trustee and so invested or reinvested shall be required to be applied to the redemption of Bonds, the Trustee shall forthwith sell such investments in an amount equivalent to the Trust Moneys so to be applied. In case the net proceeds (exclusive of interest) realized upon any such sale shall amount to less than the amount invested by the Trustee in the purchase of the investments so sold (after appropriate adjustment on account of any accrued interest paid at the time of purchase), the Trustee shall within five days after such sale notify the Corporation in writing thereof and within five days thereafter the Corporation shall pay to the Trustee the amount of the difference between such purchase price and the amount so realized, and the amount so paid shall be held by the Trustee in






like manner and subject to the same conditions as the proceeds realized upon such sale.

            Whenever application is made by the Corporation under any provision of this Indenture to withdraw all or any part of the Trust Moneys deposited or held by the Trustee, the Corporation shall accept investments held by the Trustee as a part of the Mortgaged Property pursuant to this Section 17.09 to the extent that such investments shall be tendered to it by the Trustee in lieu of such cash; and such investments shall be accepted in lieu of such cash at the net cost thereof (exclusive of accrued interest) to the trust estate.

            The Trustee shall not be liable or responsible for any loss resulting from any investment or reinvestment pursuant to this Section 17.09.


                         ARTICLE EIGHTEEN

            Immunity of Incorporators, Stockholders,
                     Officers, and Directors

            No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Bond or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past present, or future, of the Corporation or of any predecessor or successor corporation, either directly or through the Corporation or any such predecessor or successor corporation, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, or directors of the Corporation or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any other Bonds or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Bonds or implied therefrom, is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Bonds. Notwithstanding any language of this Article Eighteen, or of any other provision of this Indenture or of the Bonds to the contrary, no such waiver, release, or exemption from individual liability of any incorporator, stockholder, officer or director, past present or future, of the






corporation, or of any predecessor or successor corporation, shall apply with respect to any claim based on fraud, misrepresentation or gross negligence.



                         ARTICLE NINETEEN

                            Definition

            Section 19.01. General. For all purposes of this Indenture (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) the terms defined in this Article Nineteen shall have the respective meanings specified in this Section 19.01 and in Section 19.02.

            All references in this instrument to designated Articles, Sections or other subdivisions are to the designated Articles, Section and other subdivisions of this instrument as originally executed. The words herein, hereof and hereunder and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision.

            All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, either directly or by reference therein to the Securities Act of 1933, as amended, shall have the meanings assigned to such terms therein.

            Section 19.02.  Specific Definitions.

            (a) Accounting Requirements means generally accepted accounting principles consistently applied or such other system of accounts prescribed by the Colorado Public Utilities Commission or the Corporation Commission of the State of Kansas (to the extent each such Commission has jurisdiction over the Corporation) at the time in effect or any substitute system of account prescribed by any successor commission or commissions empowered to regulate the rates and charges of the Corporation for the transmission and distribution of natural gas.

            (b) Affiliate means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock or otherwise.

            (c) Appraiser means a Person engaged in the business of appraising real or personal property whether or not employed by or in an way affiliated with the Corporation.

            (d) Authorized Newspaper means The Wall Street
Journal (all United States editions) or if the Wall Street






Journal ceases publication, any newspaper printed in the English language, nationally known in the United States, and customarily published on each business day of the year, whether or not such newspaper is published on Saturdays, Sundays and legal holidays.

            (e) Board of Directors means the Board of Directors of the Corporation.

            (f) Board Resolution means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect, and delivered to the trustee.

            (g) Bond or Bonds means any Bond or Bonds that may be issued and delivered under this Indenture and supplements hereto.

            (h) Bondholder or holder of Bonds, or other similar term, when used with respect to any Bond, means the person in whose name such Bond is registered in the Bond Register.

            (i) Bond Register and Bond Registrar shall have the respective meanings stated in Section 4.09. The term Bond Registrar shall include any co-registrar of the Bonds named pursuant to such Section and the term Bond Register shall include any duplicate kept by such co-registrar as required by such Section.

            (j) Commission means the Securities and Exchange Commission, as from time to time constituted, or if at any time hereafter such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

            (k)  Corporation means Greeley Gas Company, a
Colorado corporation, and, subject to the provisions of Article
Thirteen shall also include its successors and assigns.

            (l) Corporation Order and Corporation Request mean, respectively, any written order or request signed in the name of the Corporation by its President or a Vice President and by its Secretary or an Assistant Secretary or its Treasurer or an Assistant Treasurer or its Controller or an Assistant Controller.

            (m) Default means any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default as defined in
Section 8.01.

            (n) Engineer means any Person engaged in the engineering profession whether or not employed by, or in any way affiliated with, the Corporation.

            (o)  Event of Default has the meaning stated in
Section 8.01.






            (p) Funded Property shall mean (i) all property owned by the Corporation on June 30, 1983 and (ii) all Property Additions which shall have been made the basis for the authentication and delivery of Bonds or the withdrawal of cash or the release of property or cash or the acquisition of property pursuant to Section 6.06(b)(3) hereof.

            (q) Income Available for Charges for any period shall mean the Net Income for such period plus, to the extent deducted in computing Net Income, an amount equal to the aggregate or such period of (1) Interest Charges, and (2) taxes on income or measured by income. If the net non-operating revenues included in the foregoing calculation of Net Income for the purpose of this definition of Income Available for Interest Charges shall exceed 10% of the Net Income as so calculated, then there shall be deducted from such Net Income a sufficient part of such non-operating revenues so that the remaining non-operating revenues included in the result figure shall not exceed 10% of such resultant figure, and such resultant figure shall be deemed to be the Income Available for Interest Charges of the Corporation.

            (r) Indenture shall mean the Original Indenture and all supplemental indentures.

            (s) Independent when used with respect to any specified Person means such a Person, who, or firm or corporation that, (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Corporation or in any other obligor upon the Bonds or in any Affiliate or the Corporation or of such other obligor, and (3) is not connected with the Corporation or such other obligor or any Affiliate of the Corporation or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that the opinion or certificate of any Independent Person shall be furnished to the Trustee, such Person shall be appointed by a Corporation Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

            (t) Mortgaged Property means all property and rights subject to the lien of the Indenture.

            (u) Net Bondable Property Additions shall mean the amount obtained by deducting from Property Additions an amount equal to the sum of Funded Property plus Net Retirements computed as set forth in the Net Bondable Property Additions Certificate provided for in Section 5.01.

            (v)  Net Income shall mean net income of the
Corporation after all taxes based on income, determined in accordance with generally accepted accounting principles. In making computation, however, there shall be excluded (i) any gain






or loss or other addition or deduction arising by reason of the issue, purchase, sale, conversion or retirement by the Corporation of any its securities, or arising by reason of any purchase, sale write-up, write-down, increase or decrease in book value or other transaction or change in respect of capital assets, tangible or intangible (and the deduction for income taxes shall be adjusted by giving effect to any change in the amount thereof resulting from the elimination of any of the capital transactions or changes referred to above), (ii) proceeds derived from life insurance and (iii) losses sustained from, and proceeds derived from insurance in connection with, the damage to or destruction of real estate.

            (w) Officer's Certificate shall mean a certificate signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Corporation.

            (x) Opinion of Counsel shall mean an opinion in writing signed by legal counsel, who must be satisfactory to the Trustee, and who may be of counsel for the Corporation.

            (y) Outstanding when used with respect to Bonds means, as of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture, except:

                 (1) Bonds theretofore cancelled by the Trustee
            or delivered to the Trustee for cancellation and those portions of the principal of Bonds that have been paid;

                 (2) Bonds for whose payment or redemption money
            in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the holders of such Bonds; provided that, if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                 (3) Bonds alleged to have been destroyed, lost
            or stolen that have been replaced as provided in
            Section 4.12;

provided, however, that in determining whether the holders of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Corporation or any other obligor upon the Bonds or any Affiliate of the Corporation or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds that the Trustee knows to be owned shall be disregarded. Bonds so owned that have been pledged in good faith may be regarded as






Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Corporation or any other obligor upon the Bonds or any affiliate of the Corporation or such other obligor.

            (z) Paying Agent means any Person authorized by Board Resolution to pay the principal of (and premium, if any) or interest on any Bonds on behalf of the Corporation.

            (aa) Permitted Encumbrance means any of the following:

                 (1) The lien of the Indenture.

                 (2) Liens for taxes and assessments for the
            then current year and taxes and assessments not due or payable.

                 (3) Defects in the title to lands traversed by
            easements or rights-of-way, or liens on such lands securing indebtedness issued by others than the Corporation, not assumed by the Corporation and on which the Corporation does not customarily pay interest, provided, in any of the above cases, that, in the opinion of counsel for the Corporation, the power under eminent domain or similar statutes is available to the Corporation to condemn or acquire easements or rights-of-way sufficient for its purposes over the land traversed by such easements or rights-of-way or over other lands adjacent thereto.

                 (4) Liens of judgments (i) the execution of
            which has been stayed, or (ii) with respect to which the time for appeal shall not have expired, or (iii) that shall be in the course of appeal, or (iv) the payment of which, in the opinion of counsel, has been adequately secured otherwise than by such liens, or (v) that do not aggregate more than $50,000.

                 (5) Undetermined liens or charges incidental to
            construction so long as the Corporation has no actual notice that any action has been taken in or before any court to perfect such liens and changes.

                 (6) Rights reserved to or vested in any
            municipality or public authority by the terms of any franchise, grant, license or permit or by a provision of law to purchase or recapture or to designate a purchaser of any property of the Corporation.








                 (7) Easements or reservations in any property
            of the Corporation for the purpose of roads, railroads, pipe, sewer, ditches (irrigation or otherwise), telephone, telegraph, electric and power lines and other like purposes that do not impair the use of such property in the operation of the business of the Corporation.

                 (8) Rights reserved to or vested in any
            municipality or public authority to use or control or regulate any property of the Corporation, including zoning laws and ordinances.

                 (9) If the Corporation shall have acquired any
            property subject to terms, conditions, agreements, leases, covenants, exceptions, restrictions or reservations (including but not limited to oil, gas, coal or other mineral interests and the leasing or assignment thereof) that do not secure any obligation and that do not materially impair the use of such property in the operation of the business of the Corporation, any such term, condition, agreement, lease, covenant, exception, restriction or reservation.

                 (10) Liens, the validity of which is being
            contested or disputed in good faith by the Corporation and in respect of which the Corporation has set aside adequate reserves.

                 (11) Any liens in respect of which cash
            sufficient to pay or redeem all obligations secured thereby shall be held in trust for the purpose by the Trustee.

                 (12) Any landlord's liens, liens for workmen's
            compensation awards and other statutory liens.

                 (13) Irregularities or deficiencies in the
            record evidence of title to real property that (i) in the opinion of counsel for the Corporation are inconsequential or (ii) exist with respect to real property of which the Corporation has been in possession for a sufficient period of time to have acquired title thereto by adverse possession under applicable law.

            In determining, for the purpose of any opinion to be delivered under this Indenture, whether any of the encumbrances referred to in Paragraphs (7) and (9) above impair the use of the property subject thereto in the operation of the business of the Corporation, counsel giving such opinion may relay on an Officer's Certificate.








            Any cash deposited with the Trustee in accordance with Paragraph (11) above shall be held by the Trustee and applied by it to the discharge of the lien in respect of which it was deposited when and if such lien shall have been finally determined by a court of competent jurisdiction or when so directed by the Corporation prior to such adjudication. Any cash so deposited remaining after the discharge of such lien shall be returned to the Corporation. The Trustee may rely upon an Opinion of Counsel as to any such adjudication and as to the discharge of such lien.

            Any cash deposited with the Trustee pursuant to this Paragraph (aa) held at the date of discharge of this Indenture shall be repaid to the Corporation upon Corporation Order.

            (bb) Person shall mean an individual, partnership, corporation, trust or unincorporated organization, and a governmental or agency or political subdivision thereof.

            (cc) Property Additions shall mean all property properly chargeable to plant account, of the character described in the Granting clauses hereof, excluding property excepted from the lien of the Indenture, constructed or acquired by the Corporation after June 30, 1983, and used or useful in the business of selling, transmitting and distributing natural gas and free from all liens or encumbrances other than Permitted Encumbrances, and the term Property Additions shall include all property of the character hereinabove in this paragraph (cc) described in process of construction to the extent that the Corporation has incurred a liability therefor, and proper charges for overhead in accordance with Accounting Requirements.

            (dd) Pro Forma Interest Charges shall mean as of the date of any determination thereof Interest Charges on all Bonds to be outstanding, after giving effect to the issuance of any Bonds then proposed to be issued.

            (ee) Responsible Officer, when used with respect to the Trustee, shall mean any Trust Department Vice President or any officer in the Corporate Trust Department.

            (ff) Retirements shall mean (1) all Mortgaged Property which shall have been released from the lien of this Indenture, (2) all Mortgaged Property which shall have been worn-out, retired or abandoned or which has otherwise permanently ceased to be used or useful in the gas transmission and distribution business of the Corporation and (3) all Mortgaged Property which has been destroyed.

            The amount of Retirements shown in any Net Bondable
Property Additions Certificate shall be computed as follows:

            A. As to any part of Mortgaged Property existing on June 30, 1983, the amount at which such property was carried on







the books of the Corporation on such date, estimated, if necessary, as to particular property; and

            B. As to Property Additions, the cost to the Corporation or the fair value thereof (whichever is less), as certified to the Trustee at the time said Property Additions became Mortgaged Property, estimated, if necessary, as to particular property, or, if not so certified, then the cost of such Property Additions.

            No reduction in book values of property recorded in the Corporation's plant or property account nor the transfer of any amount appearing in any such account to intangible or adjustment accounts, required or arising from any reclassification required to be made by any regulatory body, or otherwise, nor the elimination of any amount so transferred, otherwise than in connection with the actual retirement of physical property, shall be taken into account in determining the amount of retirements.

             (gg) Retirements Credits shall mean the following credits, which may be applied against Retirements: (1) the amount of cash or other consideration received by the Trustee in connection with the release of any Funded Property and (2) the amount of insurance money paid to the Trustee on account of the destruction of any Funded Property; but in each case only to the extent that the same have not previously been used as a Retirements Credit.

            (hh) Trustee means Central Bank of Denver, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter Trustee shall mean such successor Trustee.

            (ii) Trust Indenture Act shall mean the Trust
Indenture Act of 1939 as in force at the date of execution of this Indenture, or, if this Indenture is first qualified under the Trust Indenture Act after such date of execution, as in force at the date of such qualification.

            (jj) Trust Moneys has the meaning stated in Section
17.01.


                          ARTICLE TWENTY

                     Miscellaneous Provisions

            Section 20.01 Certain Assignments of Bonds. In the event that a holder of a Bond of any series shall assign such Bond without transferring ownership thereof on the Bond Register in accordance with Section 4.10 hereof, this Indenture shall secure payment of such Bond for the benefit of such registered holder, equally and ratably with all present and future holders







of Bonds issued hereunder, and not for the benefit of any such assignee.

            Section 20.02 Successors and Assigns. All the covenants and agreements in this Indenture contained by or in behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

            Section 20.03. Board and Other Action. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee, or officer of the Corporation shall and may be done and performed with like force and effect by the corresponding board, committee, or officer of any corporation that shall at the time be the lawful sole successor of the Corporation.

            Section 20.04.  Surrender of Powers.  The
Corporation by Board Resolution may surrender any of the powers reserved to the Corporation and thereupon such power so surrendered shall terminate both as to the Corporation and as to any successor corporation.

            Section 20.05. Service of Notices. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by any Bondholder to or on the Corporation shall be sufficiently given if mailed, first-class postage prepaid, addressed (until another address is filed in writing by the Corporation with the Trustee), as follows: Greeley Gas Company, Suite 400, 1500 Grant Street, Denver, Colorado 80203, Attention: President. Any notice, election, request or demand by the Corporation or any Bondholder to or upon the Trustee, shall be sufficiently given or made, for all purposes, if given or made in writing at the principal office of the Trustee, addressed as follows: Central Bank of Denver, 1515 Arapahoe Street, P.O. Box 5548 T.A., Denver, Colorado 80292, or to such other address as at the time may be the principal office of the Trustee.

            Section 20.06.  Colorado Law Applicable.  This
Seventh Supplemental Indenture and each Bond shall be governed by and construed in accordance with the laws of the State of Colorado.

            Section 20.07. Certificates to Trustee. Upon any application or demand by the Corporation to the Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel, based on such application and the accompanying documents and other items required by this Indenture, all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this






Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

            Each certificate or opinion provided for in this Indenture including certificates of any Engineer or Appraiser, and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include: (1) a statement that each person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether such covenant or condition has been complied with; and (4) a statement whether, in the opinion of such person, such condition or covenant has been complied with.

            Section 20.08. Payments Coming Due on Saturday, Sunday or Legal Holiday. In any case where the date of maturity of interest or principal of the Bonds or the date of redemption of any Bond shall be a Saturday or a Sunday or a legal holiday in Denver, Colorado, or a day on which banking institutions in such city are authorized by law to close, then payment of interest or principal (and premium, if any) may be made in such city on the next succeeding day not a Saturday, Sunday or a legal holiday or a date on which banking institutions are authorized by law to close, with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

            Section 20.09. Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture that is required to be included in this Indenture by any of Sections 310 through 317, inclusive, of the Trust Indenture Act, such required provision shall control.

            Section 20.10. Publication of Notice. If for any reason it shall be impossible to make publication of any notice required by this Indenture in an Authorized Newspaper as herein provided, then such publication or other notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

            Section 20.11.  Counterparts.  This Seventh
Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

            Section 20.12.  Effect of Headings and Table of
Contents. The Article, Section and Subsection headings contained in this Indenture and the Table of Contents are for convenience







only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

            Section 20.13.  Acceptance of Trust by Trustee. The
Trustee hereby accepts the trust in this Seventh Supplemental
Indenture declared and provided, upon the terms and conditions hereinabove set forth.

            Section 20.14. Separability of Provisions. In case any one or more of the provisions contained in this Seventh Supplemental Indenture or if the Bonds shall for any reason be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired in any way.

            IN WITNESS WHEREOF, Greeley Gas Company has caused this Indenture to be signed in its corporate name by its President or a Vice-President and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and Central Bank of Denver, as Trustee, has caused this Seventh Supplemental Indenture to be signed in its corporate name by its Trust Officer and its corporate seal to be hereunto affixed and attested by its Cashier as of the day and year first above written.


                               GREELEY GAS COMPANY


(Corporate Seal)             By /s/ Lee E. Schlessman
                                ----------------------------
                                    President
ATTEST:
/s/ Velma A. Wellman
- - ----------------------
   Assistant Secretary

Witnesses:

/s/ Janis D. Rhode
- - -----------------------
/s/ Marla S. Petrini
- - -----------------------

                             CENTRAL BANK OF DENVER
                              Trustee


(Corporate Seal)             By  /s/ Daniel A. Rich
                                --------------------
                                     Trust Officer









ATTEST:

/s/ Emily L . Fohn
- - -----------------------
    Assistant Secretary

Witnesses:

/s/ S. A. Hawkins
- - -----------------------
/s/ M. Margaret Walker
- - -----------------------

STATE OF COLORADO         )
                          ) SS.
CITY AND COUNTY OF DENVER )

            The foregoing instrument was acknowledged before me this 13th day of October, 1983, by Lee E. Schlessman as
President, and Velma A. Wellman, as Assistant Secretary, of
Greeley Gas Company, a corporation.
            Witness my hand and official seal.

My commission expires: March 21, 1987

                             /s/ Brenda K. Johnson
                                 -----------------
                                 Notary Public



STATE OF COLORADO            )
                             ) SS.
CITY AND COUNTY OF DENVER    )


            The foregoing instrument was acknowledged before me this 14 day of October, 1983, by Daniel A. Rich as Trust Officer, and Emily L. Fohn, as Assistant Secretary, of Central Bank of
Denver.
            Witness my hand and official seal.


My commission expires: 1-4-84


                             /s/ Kathleen M. Narey
                                 -----------------
                                 Notary Public












                                                        EXHIBIT A


                          [FORM OF BOND]
                       GREELEY GAS COMPANY

                First Mortgage Bond, % Series due


No.                                                      $_______

            FOR VALUE RECEIVED, GREELEY GAS COMPANY, a corporation organized and existing under the laws of the State of Colorado (hereinafter called the Corporation, which term shall include any successor corporation as defined in the Indenture hereinafter referred to), hereby promises to pay to or registered assigns,
                   on the ___ day of ___ , ___
                          the sum of ___

                                                          Dollars

($     ) in coin or currency of the United States of America that at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon from the date hereof, at the rate of ___ per cent (___%) per annum, in like coin or currency, payable semiannually on ___ and ___ in each year, until the principal hereof shall be paid. Payments of both principal and interest are to be made at the principal office of the Trustee in Denver, Colorado.

            This Bond is one of an authorized issue of Bonds of the Corporation known as its First Mortgage Bonds, not limited in aggregate principal amount except as provided in the Indenture hereinafter mentioned, all issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions of the Indenture hereinafter referred to, may afford additional security for the Bonds of any particular series) by an Indenture of Mortgage and Deed of Trust (hereinafter called the Original Indenture) executed by the Corporation to The Central Bank and Trust Company (now named Central Bank of Denver), Denver, Colorado (herein called the Trustee) dated March 1, 1957, as supplemented and amended by seven Supplemental Indentures, (the Original Indenture, as so supplemented and amended, is hereinafter referred to as the Indenture) to which Indenture reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are and are to be secured and the rights of the holders or registered owners thereof and of the Trustee in respect of such security. As provided in the Indenture, such Bonds may be issued in series,






for various principal sums, may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided or permitted.

            This Bond is one of the Bonds described in the Indenture and designated therein as the First Mortgage Bonds, ___% Series ___ due ___ (hereinafter referred to as the Series
___ Bonds). [The Series ___ Bonds are _____ to the benefits of, and are subject to redemption by operation of, the sinking fund for the Series ___ Bonds (hereinafter called the Sinking Fund) provided for in the Indenture and pursuant to which the Corporation is obligated to retire on ___ of each year, beginning ___, 19___, $ ___ aggregate principal amount of Series ___ Bonds at 100% of the principal amount thereof, plus accrued interest. [Provisions for double sinking fund payments, if any]]

            Subject to the provisions of the Indenture, all Series ___ Bonds (other than those redeemed for the Sinking Fund above referred to) are subject to redemption at the option of the Corporation, as a whole or in part at any time or from time to time [on or after ___, 19___] at the following percentages of the principal amount thereof:

    If redeemed during the
    12-month Period ending           The redemption price is
- - --------------------------           -----------------------




            together in any case with interest accrued thereon to the date of redemption [prohibitions, if any, on refunding]. If this Bond is called for redemption and payment duly provided, this Bond shall cease to bear interest from and after the date fixed for such redemption.

            Upon any partial redemption of this Bond, at the option of the registered holder hereof this Bond may be either
(a) surrendered to the Trustee in exchange or one or more new Series ___ Bonds, of authorized denominations, registered in the name of such holder, in an aggregate principal amount equal to the principal amount remaining unpaid upon this Bond, or (b) submitted to the Trustee for notation hereon of the payment of the portion of the principal hereof paid upon such redemption.

            As provided in the Indenture, (a) if and to the extent authorized by the consent (evidenced as provided in the Indenture) of the holders of not less than 66-2/3% in aggregate principal amount of all Bonds then Outstanding that are adversely affected thereby, such changes in, additions to or eliminations from the Indenture as such holders and the Corporation may deem necessary or advisable may be made by supplemental indenture; provided that no such change shall be made without the consent of the holder of each outstanding bond that is adversely affected that would (i) extend the stated maturity of the principal of, or






any installment of interest on, any Bond, or (ii) reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or (iii) extend the time or reduce the amount of any sinking fund payment in respect thereof, or (iv) reduce the percentage of the principal amount of Bonds the consent of the holders of which is required for the authorization of any such change, addition or elimination, or (v) modify certain other provisions of the Indenture.

            In case an Event of Default (as defined in the Indenture) shall occur and be continuing, the principal of all the Bonds outstanding may be declared and may become due and payable in the manner and with the effect provided in the Indenture.

            This Bond is a registered Bond without coupons and is transferable by the registered holder thereof in person or by the duly authorized attorney of such holder on the Bond Register to be kept for the purpose at the principal office of the Trustee as Bond Registrar and transfer agent for the Bonds, in Denver, Colorado. Upon surrender of this Bond accompanied by written instruments of transfer in form approved by the Trustee, duly executed by the registered holder in person or by such attorney, and upon cancellation hereof, one or more new Bonds of the same series and maturity, in authorized denominations, in an aggregate principal amount equal to the principal amount remaining unpaid upon this Bond, shall be issued to the transferee in exchange herefor, as provided in the Indenture. The Corporation and the Trustee may deem and treat the person in whose name this Bond is registered on the Bond Register as the absolute owner hereof (whether or not this Bond shall be overdue) for the purpose or receiving payment hereon, and on account hereof and for all other purposes.

            No recourse shall be had for the payment of the principal of or interest on this Bond, or in respect of this Bond or the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Corporation or of any predecessor or successor corporation, either directly or through the Corporation, by virtue of any constitution, statute or rule of law or by enforcement of any assessment or penalty or otherwise, any and all such liability of incorporators, stockholders, officers and directors being released by the holder hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

            This Bond shall not be valid or become obligatory for any purpose until the certificate endorsed hereon shall be signed by the Trustee under the Indenture.

            IN WITNESS WHEREOF, GREELEY GAS COMPANY has caused these presents to be signed in its name by its President or a Vice President, and its corporate seal to be affixed hereto and attested by its Secretary or an Assistant Secretary.







            Dated:           GREELEY GAS COMPANY

                             By
                                 ------------------------
                                 President


Attest:

- - ---------------------
Secretary

       [TRUSTEE'S CERTIFICATE TO BE ENDORSED ON ALL BONDS]

             TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This Bond is one of the Bonds of the series designated herein, described in the within-mentioned Indenture.

                             CENTRAL BANK OF DENVER,
                              as Trustee



                             By
                                 ----------------------------
                                    Authorized Officer

































                            EXHIBIT B


                       GREELEY GAS COMPANY


                   AVAILABLE INCOME CERTIFICATE


            The undersigned officers of Greeley Gas Company (the Corporation) hereby certify to Central Bank of Denver, as Trustee under the Corporation's Indenture of Mortgage and Deed of Trust, dated as of March 1, 1957 as supplemented and amended by a Seventh Supplemental Indenture, that each of the undersigned (i) have reviewed Subsection (c) of Section 5.01 of the Seventh Supplemental Indenture, (ii) has examined the books of account of the Corporation and made inquiries of officers or employees of the Corporation directly responsible for maintaining such accounts, (iii) is of the opinion that such examination is sufficient to enable him to make this certificate, and (iv) is of the opinion that the requirements of Subsection (c) of such
Section 5.01 have been complied with, as is reflected in the following computation, which is true and correct:

     1.  The Corporation's Net Income for the twelve consecutive
         months ended ___, 19   . . . . . . . . . . . . . . . . $

     2.  The Corporation's Interest Charges for the 12-month
         period referred to in paragraph I above  . . . . . . . $

     3.  The Federal and state taxes on income or measured  by
         income of the Corporation for the 12-month period
         referred to in paragraph I above   . . . . . . . . . . $

     Then Determine Income Available for Interest Charges by adding 1, 2 and 3 above to produce 4:

     4.  Income Available for Interest Charges  . . . . . . . . $

     5. The interest requirements on Bonds for the 12-month period immediately succeeding the date hereof less interest requirements on indebtedness to be retired from the proceeds of the Additional Bonds now applied
         for  . . . . . . . . . . . . . . . . . . . . . . . . . $

     Which is the Amount of Pro Forma Interest Charges:

     6. The amount shown in 4 above exceed two times the amount shown in 5 above and the amount of such excess is . . $

     The undersigned further certify that the terms used herein that are defined in the Seventh Supplemental Indenture are used herein as defined herein.

     Dated:







                             ------------------------------
                             President (or Vice President)


                             ------------------------------
                             Treasurer (or other appropriate
                             officer)





















































                                                    Schedule 1 to
                                                        EXHIBIT B


                       GREELEY GAS COMPANY
                STATEMENT OF NET INCOME AVAILABLE
                       FOR INTEREST CHARGES


             For Twelve Month Period Ended ___, 19___


Total Operating Revenues  . . . . . . . . . . . . . . . . . . . $

Operating Expenses:

     Operating Expenses . . . . . . . . . . . . . . . . . . . . $

     Maintenance  . . . . . . . . . . . . . . . . . . . . . . . $

     Depreciation & Amortization  . . . . . . . . . . . . . . . $

     Other  . . . . . . . . . . . . . . . . . . . . . . . . . . $

     Taxes, Other than Income . . . . . . . . . . . . . . . . . $

         Total Operating Expenses and Taxes, Other than
         Income Taxes   . . . . . . . . . . . . . . . . . . . . $

     Net Operating Income Before Income Taxes . . . . . . . . . $

     Allowance for Funds Used During Construction . . . . . . . $

     Miscellaneous Income (Charges) . . . . . . . . . . . . . . $

     Net Income Available for Interest Charges  . . . . . . . . $

Interest Charges  . . . . . . . . . . . . . . . . . . . . . . . $

Federal and State Income Taxes  . . . . . . . . . . . . . . . . $

Net Income  . . . . . . . . . . . . . . . . . . . . . . . . . . $



















                                                        EXHIBIT C
                       GREELEY GAS COMPANY

             BONDABLE ADDITIONS CERTIFICATE (NO. ___)


     The undersigned officers of Greeley Gas Company (the Corporation) hereby certify to Central Bank of Denver, as Trustee under the Corporation's Indenture of Mortgage and Deed of Trust, dated as of March 1, 1957, as supplemented and amended by a Seventh Supplemental Indenture (the Original Indenture, as so supplemented and amended, is hereinafter referred to as the Indenture), that each of the undersigned (i) have reviewed Subsection (d) of Section 5.01 of the Seventh Supplemental Indenture, (ii) has examined the books of account of the Corporation and made inquiries of officers or employees of the Corporation directly responsible for maintaining such accounts,
(iii) is of the opinion that such examination is sufficient to enable him to make this certificate and (iv) is of the opinion that the Requirements of Subsection (d) of such Section 5.01 have been complied with, as is reflected in the following computation, which is true and correct:


     1.  The balance of Bondable Additions remaining after the
         action applied for in the next preceding Bondable
         Additions Certificate
         (Certificate No.  )  . . . . . . . . . . . . . . . . . $

     Then take the new gross Property Additions as shown in 2 below:

     2. Amount of Property Additions now certified, being ($ ___,) the Amount of Property Additions in the period from ___ through the date hereof, as described in
         Schedule I attached hereto (none of which has been certified in any previous Bondable Additions Certificate) (plus $ ___, being the excess of credits against Retirements carried forward from Certificate
         No. ___)   . . . . . . . . . . . . . . . . . . . . . . $

     Then determine the deductions for Retirements by deducting 4 below from 3 below to produce 5:

     3.  The aggregate amount of all Retirements from ___
         through the date hereof  . . . . . . . . . . . . . . . $


     4.  The sum of the credits against Retirements:  . . . . . $
         (Specify)

     5.  The net amount of Retirements to deducted  . . . . . . $

     Then determine the Bondable Additions now being certified by deducting 5 from 2 to produce 6:






     6.  Bondable Additions now being certified   . . . . . . . $

     Then add 1 and 6 to produce 7:

     7.  Total Bondable Additions available for the action
         applied for  . . . . . . . . . . . . . . . . . . . . . $

     8.  Amount of Bondable Additions now being used:  150% of
         principal amount of Additional Bonds  now being applied
         for  . . . . . . . . . . . . . . . . . . . . . . . . . $

         Or 150% of amount of cash deposited pursuant to Section
         5.03 to be withdrawn   . . . . . . . . . . . . . . . . $

     Deduct 8 from 7 to produce 9:

     9.  Balance of Bondable Additions to remain after the
         action applied for   . . . . . . . . . . . . . . . . . $


     The undersigned further certify that (i) the Property Additions described herein are Property Additions as defined in the Seventh Supplemental Indenture, (ii) no portion of the Property Additions included in the above computation is Excepted Property or is subject to any lien or encumbrance other than Permitted Encumbrances and (iii) the terms used herein that are defined in the Indenture are used herein as defined therein.

         Dated:


                             -----------------------------
                             President (or Vice President)



                             -----------------------------
                             Treasurer
                             (or other appropriate officer)
















